UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kathleen L. Prudhomme

Vice President and Secretary

901 Marquette Avenue

Minneapolis, Minnesota 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Equity Funds

Annual Report December 31, 2016

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I

Nuveen Global Infrastructure Fund	FGIAX	FGNCX	FGNRX	FGIWX	FGIYX
Nuveen Real Asset Income Fund	NRIAX	NRICX	—	NRIFX	NRIIX
Nuveen Real Estate Securities Fund	FREAX	FRLCX	FRSSX	FREGX	FARCX

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The past year saw a striking shift in the markets’ tone. The start of 2016 was beset by China’s economic woes, growing recession fears in the U.S. and oil prices sinking to lows not seen in more than a decade. World stock markets plunged, while bonds and other safe-haven assets rallied. But, by the end of the year, optimism had taken root. Economic outlooks were more upbeat, commodity prices stabilized, equity markets rebounded and bonds retreated. Despite the initial shocks of the Brexit referendum in the U.K. and Donald Trump’s win in the U.S. presidential election, and the uncertainties posed by the implications of these votes, sentiment continued to swing toward the positive as 2016 ended.

In between the year’s turbulent start and exuberant end, markets were soothed by improving economic data out of China, as the government’s stimulus measures appeared to be working, and a recovery in the energy and commodity-related sectors. The U.S. Federal Reserve backed off its more aggressive projections from the beginning of the year, only raising the fed funds rate once during the year, in December. The central banks in Europe and Japan maintained their accommodative stances. Global economic growth remained lackluster overall, as the pace of U.S. growth remained consistently mediocre. China appeared to moderate its slowdown and low growth in Europe and Japan persisted.

Will 2017 be the year of accelerating global growth and rising inflation that the markets are expecting? President Trump’s business-friendly, pro-growth agenda has been well received by the markets, but the policy details and the timeline have yet to take shape. Furthermore, there could be potential downside risks if “Trumponomics” were to trigger a steeper rise in inflation or a trade war. Outside the U.S., political dynamics in Europe are also in flux this year, with Brexit negotiations ongoing and elections in Germany, France and the Netherlands, and possibly a snap election in Italy.

Given the slate of policy unknowns and the range of possible outcomes, we believe volatility will remain a fixture this year. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

February 23, 2017

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Portfolio Managers’

Comments

Nuveen Global Infrastructure Fund

Nuveen Real Asset Income Fund

Nuveen Real Estate Securities Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. For the Nuveen Global Infrastructure Fund, Jay L. Rosenberg has been a portfolio manager since its inception in 2007 and Tryg T. Sarsland has been a portfolio manager since 2012. For the Nuveen Real Asset Income Fund, both Jay L. Rosenberg and Jeffrey T. Schmitz, CFA, have been portfolio managers since the Fund’s inception in 2011. Brenda A. Langenfeld, CFA, and Tryg T. Sarsland were added as portfolio managers in 2015. For the Nuveen Real Estate Securities Fund, Jay L. Rosenberg has served as a portfolio manager since he joined the Fund’s management team in 2005, while Scott C. Sedlak joined the team as a portfolio manager in 2011.

On the following pages, the portfolio management teams for the Funds discuss economic and market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended December 31, 2016.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended December 31, 2016?

The restrained pace of growth that has defined the U.S. economic recovery since 2009 continued in the twelve-month reporting period. In the four calendar quarters of 2016, growth averaged below 2% (annualized), as measured by real gross domestic product (GDP), which is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Weakness was more pronounced in the first half of the reporting period, as GDP growth averaged below 1.5% in the first two quarters. Although a short-term jump in exports contributed to a more robust gain of 3.5% in the third quarter, the drop in exports that followed widened the trade deficit, which dampened economic activity to a 1.9% annualized rate in the last three months of 2016, as reported by the “advance” estimate of the Bureau of Economic Analysis.

Consumers, whose purchases comprise the largest component of the U.S. economy, benefited from employment growth and firming wages over the twelve-month reporting period. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.7% in December 2016 from 5.0% in December 2015 and job gains averaged slightly above 200,000 per month for the past twelve months. Consumer spending surged in the second quarter of 2016, then decelerated somewhat in the second half of the reporting period. Moreover, as the cost of gasoline and rents climbed over 2016, inflation ticked higher. The Consumer Price Index (CPI) rose 2.1% over the twelve-month reporting period ended December 2016 on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 2.2% during the same period, slightly above the Fed’s unofficial longer term inflation objective of 2.0%.

The housing market was another bright spot in the economy. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.6% annual gain in November 2016 (most recent data available at the time this report was prepared) (effective July 26, 2016, the S&P/Case-Shiller U.S. National Home Price Index was renamed the S&P CoreLogic Case-Shiller U.S. National Home Price Index). The 10-City and 20-City Composites reported year-over-year increases of 4.5% and 5.3%, respectively.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this report for further definition of the terms used within this section.

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Portfolio Managers’ Comments (continued)

Business spending weakened in the first half of 2016 but modestly improved over the remainder of the year. Early in the reporting period, the energy sector’s slump, financial market turbulence and a murky outlook on U.S. and global growth weighed on business sentiment and dampened spending. However, business confidence improved in the second half of the year, as oil prices stabilized, recession fears diminished and the election of Donald Trump stoked expectations for new pro-growth fiscal policy.

Given the economy’s consistent expansion and the uptick in the inflation rate, the U.S. Federal Reserve (Fed) raised one of its main interest rates in December for the second time in a year, to a range of 0.50% to 0.75%. Additionally at its December 2016 meeting, the Fed revised its forecast from two to three increases in 2017, signaling greater confidence in the economy and rising inflation expectations.

Other market-moving events during the reporting period included a spike in volatility in January and February 2016 triggered by deteriorating sentiment about China’s economy, another sharp downturn in oil prices and concerns about central bank policy both in the U.S. and around the world. The Brexit referendum in June 2016 also caught investors off guard. In response, U.K. sterling fell to 30-year lows and global equities tumbled while perceived safe-haven assets such as gold, the U.S. dollar and government bonds saw large inflows. However, the markets stabilized fairly quickly post-Brexit vote, buoyed by reassurances from global central banks and a perception that the temporary price rout presented an attractive buying opportunity. Following a relatively calm July and August 2016, volatility resumed in the final months of the reporting period. Investors worried whether central banks were reaching the limits of their effectiveness as global growth continues to stagnate. The health of the European banking sector came into question, renewing concerns about the potential to trigger a wider crisis. Political uncertainty increased leading up to the November U.S. presidential election, and Trump’s unexpected win contributed to an initial sell-off across global markets but the markets quickly resumed their advance after digesting the shock.

Despite several bouts of significant volatility, the U.S. equity market extended its recovery as major market indexes such as the S&P 500® Index, the Dow Jones Industrials Average and the NASDAQ Index reached record highs later in 2016 and posted double-digit gains for 2016, fueled by Trump’s election and improving economic conditions. The bellwether S&P 500® Index, for example, gained 11.96% over the twelve-month reporting period. However, the index experienced a significant divergence among sector performance with energy the standout on the positive side with a gain of around 27%. The sector benefited as oil prices ended 2016 with their largest annual gain since 2009, supported by an agreement by the Organization of the Petroleum Exporting Countries (OPEC) to cut production and lessen oversupply. The telecommunication services and financial sectors also turned in strong gains of more than 23% and 21%, respectively. Following the election, investors bid up many financial stocks due to prospects for strong economic growth and fewer regulations, coupled with the rising rate bias indicated by the Fed. Health care was only the sector in the red for 2016 with a -2% return. Concerns about drug pricing controls and later in the reporting period, the possible repeal of the Affordable Care Act under the new administration, weighed down the segment. The real estate investment trust (REITs) sector also turned in lackluster results after a strong start to 2016, advancing only around 2% for the reporting period as rising interest rates lessened their appeal. During the reporting period, REITs were broken out from financials as a stand-alone sector, bringing the number of sectors in the index to eleven.

Small-cap stocks in the U.S. recovered from last year’s underperformance and gained momentum as the reporting period progressed, turning in results significantly better than their large-cap brethren with a 21.31% return according to the Russell 2000® Index. The election results gave the segment an additional boost since small caps are likely to benefit the most from “Trumpenomics” due to their smaller size, domestic focus and greater insulation from potential trade wars. Small caps also handily beat mid-cap stocks, which posted a return of 13.80% as measured by the Russell Midcap Index. Across the capitalization spectrum in the U.S., investors favored the more defensive areas of the market for much of the reporting period, leading value stocks to strongly outperform growth stocks during this time frame. Meanwhile, in overseas markets, Europe struggled and turned in basically flat results for the period, dragging down the overall return of the MSCI EAFE Index to 1.51% for the twelve-month reporting period. Emerging markets fared much better, outpacing developed markets overseas as investors returned to this asset class in the second half of the reporting period, largely due to commodity price stability and the ongoing search for yield and returns. The MSCI Emerging Markets Index advanced 11.60%.

Nuveen Global Infrastructure Fund

How did the Fund perform during the twelve-month period ended December 31, 2016?

The table in the Fund Performance and Expense Ratios section of this report provides total returns for the Fund for the one-year, five-year and since inception periods ended December 31, 2016. Comparative performance information is provided for the Fund’s

6	NUVEEN

Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed both the S&P Global Infrastructure Index and the Lipper classification average during the twelve-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund seeks to provide long-term growth of capital and income by investing primarily in equity securities issued by U.S. and non-U.S. companies that typically derive the majority of their value from owned or operated infrastructure assets. During the reporting period, our strategy for managing the Fund remained consistent as we focused on buying global infrastructure companies that own and operate long life assets that have visible cash flows, strong balance sheets, manageable amounts of leverage and inelastic demand characteristics. We believe these types of companies will have ongoing access to capital and the best chances for producing sustainable and growing cash flow. The Fund is structured using a number of core infrastructure companies that we believe should provide long-term outperformance versus the market, combined with more opportunistic holdings that we believe are undervalued by the market in the short term. We have exposure around the globe to a mixture of holdings that represent significant value, as well as positions in companies that may prove to be more stable in a slowly growing global economy.

During the twelve-month reporting period, the global infrastructure sector posted a 12.43% return as measured by the S&P Global Infrastructure Index, which was above both the broad U.S. equity market return of 11.96% (S&P 500® Index) and the global equity market return of 7.86% (MSCI ACWI Index). The global infrastructure sector experienced two fairly divergent periods of performance during the reporting period. In the first half of the reporting period, the more defensive global infrastructure sector held up much better than the broader markets, during both the year’s initial stock market sell-off and the rebound following the bottom in oil prices in mid-February 2016. The sector continued to perform well as global growth waned, interest rates fell and political uncertainty escalated, especially in Europe thanks to the U.K.’s Brexit vote to leave the European Union (EU). In the second half of the reporting period, however, investors rotated sharply into more economically sensitive and cyclical sectors after the yield on the 10-year Treasury jumped nearly 1% and investors began to price in the likelihood for stronger economic growth and a faster pace of Fed rate increases in 2017. Investors used defensive sectors such as infrastructure as a source of funds to add to more cyclical investments. The long-dated nature of many of the contracts and concession agreements that govern infrastructure company revenues makes their cash flow streams more visible and consistent, but also makes them more rate sensitive than broader equity markets. Given not only the increase in 10-year Treasury yields, but increasing global sovereign yields in general, infrastructure as an asset class was under pressure in terms of absolute returns in the second half of the year. Sectors that have longer duration assets like toll roads performed poorly overall during the period, as did more highly regulated, lower growth sectors like electric transmission and water utilities, which are typically more interest rate sensitive. Meanwhile, the pipeline sector, another large portion of the infrastructure universe, posted some of the strongest returns bolstered by a continued rally in the price of crude oil.

The pipeline sector detracted the most from the Fund’s relative performance versus the benchmark, owing completely to our underweight position in this strongly performing group. Although we added pipeline exposure throughout the reporting period, we did not narrow the gap enough in light of the sector’s nearly 45% advance. The stock prices in the group remained closely tied to crude oil prices throughout the reporting period, which rebounded significantly after the February 2016 lows. With the rebound in crude oil, investors moved back into midstream energy names. Our underweight positions in ONEOK Inc., Pembina Pipeline Corp. and Kinder Morgan Inc. were the most significant detractors.

Within diversified infrastructure, the Fund’s relative performance in the sector was most adversely affected by our underweight position in Australian-based Macquarie Infrastructure Corporation. Because of the significant number of energy-related assets the company owns and operates, its shares have been highly correlated to the commodities markets, especially crude oil prices. This high degree of commodity-sensitive, energy-related exposure is the same reason we typically underweight the stock to lessen the impact of commodity price volatility on our portfolio. However, during the reporting period, the Fund’s underweight stance was a drag on performance versus the benchmark because rising oil prices provided a significant boost to Macquarie’s shares.

Our exposure to the technology infrastructure sector, which is not represented in the benchmark, also detracted from the Fund’s relative performance. The return of the holdings in our portfolio lagged the overall return of the infrastructure index by approximately 10%. While our position in cellular tower company SBA Communications Corporation lagged the other cell tower names due to a slowing outlook for growth on the heels of a period of significant expansion, it only underperformed the broader index by a little more than 1%. However, since the company isn’t represented in the benchmark, this detracted from relative returns. Satellite companies also provided some relative underperformance with our largest weight to SES SA detracting the most. Satellite companies were gen-

NUVEEN	7

Portfolio Managers’ Comments (continued)

erally under some pressure throughout the year as sentiment remained soft due to increasing consumer choice for television content. Satellites were also hampered by disappointing growth from government, while SES specifically was under pressure because of a poorly timed equity raise to acquire O3b Networks Ltd. SES management also revised growth guidance from positive single digits to expectations for a slight contraction, which also weighed on company shares.

The electric utilities sector was the strongest performing segment of the Fund on a relative basis. A modest negative impact from our substantial underweight in the sector was more than offset by strong security selection within the group. Broadly speaking, we benefited from underweighting or avoiding altogether many of the large benchmark constituents that resided in areas that were under some form of political pressure. Since we began managing the Fund, we have paid close attention to policies and regulations that can significantly impact the more highly regulated sectors in the infrastructure universe such as electric utilities. In particular, the Fund was rewarded for significant underweights to Spanish firm Iberdrola SA and U.K.-domiciled Scottish & Southern (SSE plc) and no exposure to large German integrated utility E.ON SE. We lowered the Fund’s overall exposure to U.K.-domiciled companies, including SSE, before the U.K. referendum vote in June 2016. This decision proved beneficial after shares of U.K. names and other European holdings declined dramatically in the wake of the surprise Brexit decision, mostly because of downward pressure in the currency markets relative to the U.S. dollar. Shares of SSE were sharply negative during the reporting period in the context of an overall electric utilities sector advance of nearly 11%. We also chose to largely avoid Spain due to the elevated uncertainty caused by its lack of a coalition government and the unrest caused by the populist, anti-austerity party Unidos Podemos. The results from Spain’s election, which took place just days after the U.K. referendum, were actually more favorable and led to the belief that a coalition government may be possible sooner than expected. Despite the positive development, Iberdrola’s shares remained under pressure and also posted negative returns for the reporting period. In the case of E.ON, its shares sold off considerably midway through the reporting period due to the company’s break up into two entities. Unlike many such splits, where one company houses the quality assets and the other is used as a work-out vehicle for trouble assets, the two new entities have kept similar asset profiles because E.ON was unable to segregate its nuclear liabilities. This news was not perceived positively by the market and E.ON shares suffered as a result.

The Fund’s security selection in seaports was beneficial, as was its underweight to the sector. Our underweight was predicated on our expectations for modest or possibly waning global growth. In particular, the Fund held underweights in two Chinese benchmark constituents, China Merchants Holdings International Company Limited and Hutchinson Port Holdings Trust, which were under the most pressure due to the ongoing slowdown in the Chinese economy that has led to less-than-stellar throughputs in the ports, especially in commodities. Within the infrastructure universe, the seaport sector is the most exposed to cyclicality and global growth. In light of the slower global economic growth and reduced trade, port throughputs, not only in China but around the world, have remained under pressure.

In light of the higher rates in the second half of the reporting period, we continued to focus on cyclicality and beta in an effort to reduce overall interest rate sensitivity in the Fund’s portfolio. We trimmed exposure to regulated U.S. utilities and ended the reporting period at around the largest underweight to the sector that the Fund has ever had due to several factors. First, these stocks were looking richly valued by various measures after a period of outperformance. Second, regulated U.S. utilities are affected by the delay in their ability to reprice, which helps in a falling rate environment, but hinders them when rates rise. Third, much of these companies’ external growth was going to come from renewable energy and transmission, which Hillary Clinton would likely have continued to incentivize, but is less likely under a Trump-led administration. We also reduced exposure to ports because we continue to have a somewhat negative outlook on port volumes.

Conversely, the Fund’s pipeline exposure ended the reporting period at the high end of its range. Within the sector, we are focused on the highest quality names with exposure to the strongest producing basins and the best access to capital. Fundamentals in the pipeline segment became more attractive in June after oil prices stabilized and rig counts started to increase. We also made net additions to the gas utilities sector largely because external growth opportunities are coming from safety upgrades, plus plenty of merger and acquisition activity has resulted in consolidation in the space. In the rail sector, the shift from monetary to fiscal stimulus has led us to add more freight rail exposure to the Fund recently, in addition to its passenger rail exposure. We started this increase prior to the election when we saw a bottoming in fundamentals, and then continued to add after the Trump victory due to his focus on coal industry revival and the general market move toward cyclicality. Likewise, the emphasis on fiscal stimulus should be most beneficial to the waste sector, which is another area we’ve been adding to in order to increase cyclicality in the Fund’s portfolio. Geographically, we continued to increase exposure to Spain in areas such as electric utilities after the summer’s election results led to a reduction in political risk that has weighed on the country for quite some time. It has become much more likely that a coalition government will be formed there.

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Nuveen Real Asset Income Fund

How did the Fund perform during the twelve-month period ended December 31, 2016?

The table in the Fund Performance and Expense Ratios section of this report provides total returns for the Fund for the one-year, five-year and since inception periods ended December 31, 2016. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed the Real Asset Income Blend benchmark and the Lipper classification average, but underperformed the Bloomberg Barclays U.S. Corporate High Yield Bond Index during the twelve-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund seeks a high level of current income with a secondary objective of capital appreciation by investing in a global portfolio of infrastructure and commercial real estate related securities (i.e. real assets) across the capital structure. These securities include a combination of infrastructure and real estate common stock, infrastructure and real estate preferred stock, and infrastructure and real estate related debt. Our goal is to combine these securities into a portfolio that provides investors with an attractive level of income and dampens levels of risk versus the broader equity market. We continued to select securities using an investment process that screens for companies and assets across the real assets market that provide higher yields. From the group of securities providing significant yields, we focus on owning those companies and securities with the highest total return potential in the Fund. Our process places a premium on finding securities whose revenues come from tangible assets with long-term concessions, contracts or leases and are therefore capable of producing steady, predictable and recurring cash flows. The Fund’s management team employs a bottom-up, fundamental approach to security selection and portfolio construction. We look for stable companies that demonstrate consistent and growing cash flow, strong balance sheets and histories of being good stewards of shareholder capital.

All five of the “real asset” categories represented in the Real Asset Income Blend benchmark produced positive absolute returns during the reporting period, but with fairly significant divergence among the returns. After their worst start to a year on record, high yield bonds made an impressive recovery to turn in the strongest results among the five real asset categories represented in the Fund, gaining 17.13% over the reporting period as measured by the Bloomberg Barclays U.S. Corporate High Yield Index. The segment was helped along by continued accommodative policy by the Fed, which in turn drove more inflows into the market, and recovering commodity prices. High yield spreads contracted during the reporting period, coming close to the tightest level that they’ve been during this credit cycle. The basic materials and energy sectors performed best, along with other cyclical sectors, which bounced back sharply after the oil price collapse in 2014 and 2015.

The global infrastructure sector was also a strong performer during the reporting period gaining 12.43% as measured by the S&P Global Infrastructure Index, slightly outperforming the broad U.S. equity market return of 11.96% (S&P 500® Index) and further outpacing the global equity market return of 8.15% (MSCI World Index). However, all of the segment’s gains came in the first half of the reporting period when the more defensive global infrastructure stocks held up much better than the broader markets during both the initial stock market sell-off and the rebound following the bottoming of oil prices in mid-February 2016. The infrastructure sector continued to perform well as global growth waned, interest rates fell and political uncertainty escalated, especially in Europe thanks to the U.K.’s Brexit vote to leave the EU. In the second half of the reporting period, however, global infrastructure underperformed. Investors rotated sharply into more economically sensitive and cyclical sectors after the yield on the 10-year Treasury jumped nearly 1% and investors began to price in the likelihood for stronger economic growth and a faster pace of Fed rate increases in 2017.

The public commercial real estate sector posted a 4.99% return during the reporting period, which significantly underperformed the broader global equity markets. Real estate shares were adversely affected by the quick and substantial move higher in global interest rates along with a change in investor sentiment as defensive areas such as real estate and infrastructure were used as a source of funds to move into more cyclical areas. The election of Donald Trump in the U.S. was the catalyst for the distinct bifurcation in the marketplace because his pro-business and pro-growth rhetoric paved the way for higher expected inflation, higher interest rates, higher growth and a bid for more economically-sensitive sectors. After significant outperformance during the first half of the reporting period by real estate relative to other equities, the second half proved to be the mirror image and in fact eclipsed the return advantage entirely. Meanwhile, both of the Fund’s preferred benchmarks produced somewhat muted returns relative to the other three segments during the reporting period with the Wells Fargo Hybrid & Preferred Securities REIT Index gaining 3.65% and the Bloomberg Barclays Global Capital Securities Index up 2.91%.

NUVEEN	9

Portfolio Managers’ Comments (continued)

The Fund continued to generate a consistent gross yield that remained above our overall yield hurdle, while producing a total return ahead of its Real Asset Income Blend benchmark. We attempt to add value versus the benchmark in two ways: by re-allocating money among five main security types when we see pockets of value at differing times and, more importantly, through individual security selection. The Fund’s outperformance relative to the blended benchmark was driven by favorable results across three of the five sections of its portfolio, led by the real estate investment trust (REIT) common equity segment, followed by the infrastructure preferred and REIT preferred segments.

The most significant contributor to the Fund’s outperformance of its blended benchmark was our stock selection within the REIT common equity portion of the portfolio. Our focus on higher yielding companies in the portfolio led our REIT holdings in general to outperform as investors continued to clamor for income throughout the reporting period. Eleven of the fifteen property types we owned in the real estate portfolio outperformed their respective benchmark sectors with office and health care leading the way.

Relative to the blended benchmark, the Fund also benefited from strong security selection in the infrastructure preferred space. Collectively, our holdings solidly outpaced the somewhat muted return of the overall sector; however, these gains were partially offset by an overweight position in the space. The largest sector weight within our infrastructure preferred investments was to pipeline companies, which have almost no representation in the index. In general, we have added to the energy area based on more attractive valuations and a bottoming in crude oil prices. We continue to favor the area for the cyclicality it offers and because of the likelihood for a friendly administration from a regulatory and policy standpoint. While preferreds are typically somewhat sensitive to changes in interest rates, our pipeline holdings produced strong positive absolute returns.

Real estate preferred shares within the Fund’s portfolio performed well on both an absolute and relative basis. The leading contributor to our relative outperformance was a lack of exposure to self-storage preferreds, which make up a significant percentage of the index. The self-storage sector within the preferred securities benchmark was down around 2.5% during the reporting period, mainly due to decelerating fundamentals in the segment. Occupancy gains have slowed in the sector, which is near full capacity; therefore, cash flow growth can only come from rental increases. After years of outperformance, valuations in the segment were somewhat elevated, while there was also some growing concern about supply growth. The Fund also benefited from our security selection in net lease and underweight position in the office segment during the reporting period. In addition, heavier-than-index exposure to non-rated real estate preferreds helped relative returns. We are comfortable taking on this additional credit risk within the space given the depth of our team’s real estate experience, plus we believe these securities should perform better in a rising rate environment. This is because of their larger coupons, which help to build in additional downside cushion, as well as the fact that these companies are usually a little more sensitive to the economic cycle. So if interest rates rise based on the outlook for stronger economic growth, these companies should benefit by way of an improving business environment, which helps offset the negative effects of higher interest rates.

High yield debt was the largest detractor from performance relative to the blended benchmark, but the segment provided very strong absolute performance within the Fund during the reporting period. While the Fund’s holdings collectively produced a strong gain of more than 12%, they underperformed the benchmark’s holdings. The high yield performance trend that started in mid-February 2016 continued through the reporting period, but particularly after the U.S. election. Performance during the last ten-and-a-half months of 2016 was dominated by increased risk appetites as investors searched for yield in the previously beaten down commodity-driven segments such as energy and metals/mining, and across nearly all of the CCC rated segment of the high yield market. For the year, energy gained 37.4% and metals/mining 45.5%, while CCC rated securities advanced 31.5%. The market was particularly strong in these categories after the election because investors priced in the possibility of economic expansion driven by lower tax rates, reduced regulations and greater fiscal spending. The ongoing strength in oil and gas prices, coupled with accommodative capital markets, continued to provide solid tailwinds for the energy sector and benefited our high yield portfolio, given that pipelines represented our largest weighting relative to the benchmark. However, this positive was more than offset by our portfolio’s lack of exposure to the metals/mining sector and other industrial companies, which we generally do not own because the Fund’s real asset mandate requires us to own companies with infrastructure or real estate related businesses. Also, our high yield portfolio had a modest underweight to CCC and lower rated securities, given our higher credit quality bias, which also detracted during the reporting period.

The global infrastructure equity segment detracted during the reporting period, mainly due to our significant underweight to pipelines, an area that advanced more than 45% in the benchmark. These names remained highly correlated to the price of crude oil, which was up substantially from the lows hit earlier in 2016. In fact, oil prices ended 2016 with their largest annual gain since 2009,

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supported by an agreement by the Organization of the Petroleum Exporting Countries (OPEC) to cut production and lessen oversupply. Our stock selection and underweight in the fairly strongly performing electric utilities sector also detracted. Although we did experience favorable results from stock selection in toll roads in this sector, it was not enough to offset the performance drag from the other areas.

We continued to actively manage the Fund’s allocations among the five investment categories to reflect what we believed to be the best opportunities in our investment universe. As the reporting period progressed, we began adding energy exposure where appropriate to add cyclicality to the Fund’s portfolio and because the sector likely has regulatory and policy tailwinds from the new Trump administration. Also, midway through the reporting period, we began reducing the Fund’s U.S. REIT preferred exposure and continued to do so through the end of October 2016. At that time, the Fund was positioned with the lowest weight in REIT preferreds that it has had since its inception at around 13% of the portfolio. The shift was mostly because of the significant premiums that real estate preferreds had been trading at as investors continued to pile into the highest yielding parts of the market. The move was prescient because the dramatic increase in interest rates shortly thereafter adversely affected the U.S. REIT preferred group, which gave us the opportunity to add back slightly after valuations became more attractive. Also during the reporting period, we added fairly significantly to the infrastructure preferred segment of the Fund by increasing our holdings in hybrids, mandatory convertible securities and straight utility preferreds. At the end of the reporting period, the infrastructure preferred segment represented approximately 25% of the Fund’s portfolio. We believed valuations looked more appealing in those segments, although at lower current yields, potentially providing more downside protection because these securities are trading at better relative valuations than most of the preferred universe that we would consider appropriate for this portfolio.

The Fund’s allocations to REIT common equities ended the reporting period up modestly to around 19.5% of Fund assets. While real estate fundamentals remained supportive, we believed that growth within the sector was beginning to slow a bit, especially in some of the larger coastal markets. In most major property sectors, building prices are also well past 2007 peak prices, which may indicate that REITs are a little later in their cycle. As a result, the Fund continued to have a slight underweight to REIT equities and, as mentioned above, its REIT preferred exposure fell to its lowest level since inception.

The Fund’s high yield fixed income exposure ended the year slightly lower at around 13% of the portfolio. Within the high yield portfolio, we maintained our largest sector weighting in the pipeline segment. Our next three biggest concentrations were in data centers, real estate and hospitals; however, we continued to invest our high yield portfolio across the spectrum of infrastructure. While our outlook for the high yield sector for 2017 is positive, our total return expectations have come down somewhat given the very strong performance of the group in 2016.

The Fund shorted short-term U.S. Treasury futures contracts to hedge against potential increase in interest rates. The effect on performance was positive during the period.

Nuveen Real Estate Securities Fund

How did the Fund perform during the twelve-month reporting period ended December 31, 2016?

The table in the Fund Performance and Expense Ratios section of this report provides total returns for the Fund for the one-year, five-year and ten-year periods ended December 31, 2016. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed the MSCI U.S. REIT Index and the Lipper classification average during the twelve-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund seeks to provide above average income potential and long-term capital appreciation by investing in income producing common stocks of publicly traded companies engaged in the real estate industry. During the reporting period, we continued to implement the Fund’s strategy of investing on a relative value basis with a focus on individual stocks rather than economic or market cycles. We also continued to invest the Fund in a fairly sector neutral manner (with a couple of notable exceptions within the community center, health care and net lease sectors) with a goal of providing a well-diversified portfolio of public real estate stocks to our shareholders. A sector neutral approach reduces the impact of any one property type on performance. Additionally, we continued to invest in a broader universe of stocks than our benchmark index to access more dynamic parts of the commercial real estate cycle.

NUVEEN	11

Portfolio Managers’ Comments (continued)

During the twelve-month reporting period, the public commercial real estate sector returned 8.60% as measured by the MSCI U.S. REIT Index and underperformed the broad U.S. equity market, as measured by the S&P 500® Index, by slightly more than 3%. In the first half of the reporting period, real estate investment trust (REIT) performance was strong, aided by a significant drop in the yield of 10-year Treasuries. Rates fell as the U.S. Fed took a more gradual approach to monetary policy normalization due to heightened uncertainty and softer economic conditions outside the U.S., despite stronger labor market conditions and economic growth on the home front. In the second half of the reporting period, however, the tables quickly turned and REITs gave up all their earlier outperformance and more versus the broader market. The yield on the 10-year Treasury jumped by nearly 1% as investors began to price in the likelihood for stronger economic growth and a faster pace of Fed rate increases in 2017. REIT equities have demonstrated an elevated correlation or sensitivity to changes in domestic interest rates for several years now, which we expect to continue.

Although REIT fundamentals remained quite favorable relative to historic averages, projections for net operating income growth moderated in some sectors, indicating we could be further along in the commercial real estate cycle. Also, after a long period of muted building activity, several sectors began to see more development, which could lead to concerns around supply. Given that property values have more than doubled since the nadir of the financial crisis and we are approaching eight years into the recovery, investors’ expectations regarding the likely pace of gains for commercial real estate should be tempered. Indeed, commercial property prices in the second half of 2016 showed more muted appreciation than what has taken place over the past several years. However, if GDP growth continues to climb causing jobs growth to trend higher, relative performance within the group could remain reasonably favorable, as long as interest rates remain relatively well anchored.

More broadly speaking, the important news for REITs during the reporting period was their reclassification from an industry group within financials to a full-fledged sector, making real estate the eleventh sector within the Global Industry Classification Standard® (GICS®) as of September 1, 2016. The change marked the first time since the creation of the GICS® system that a new sector was added. The new classification shines a brighter light on REITs from generalist investors that aren’t real estate specialists and adds further legitimacy to the group as a stand-alone investment option.

During the reporting period, the net lease and technology infrastructure sectors were responsible for the majority of the Fund’s shortfall versus the benchmark MSCI U.S. REIT Index. The Fund’s approximately 2.5% cash position during a fairly strong market advance was also a detractor from performance. In net lease, the Fund’s relative underperformance was fairly evenly split between our underweight position and stock selection in the sector. In the context of an 8.60% return for the overall benchmark, the net lease sector advanced more than twice as much, gaining just shy of 18% on an absolute basis during the reporting period. However, the sector’s outperformance was concentrated in the first half of the reporting period when concerns around global growth led to a more sanguine outlook for interest rates, which benefits the sector’s longer duration leases in relative terms. Because we believed rates were biased in an upward direction, we had positioned the Fund with an underweight to net lease for some time, given the longer average lease durations found in the sector, typically lower growth rates, and as a result, the subsequent higher sensitivity to rates. Another reason for the Fund’s underweight was the recent addition of a number of new companies in the index either through initial public offerings or spin-offs that we did not want to invest in, either because of their asset quality and/or the small number of shares available in the marketplace relative to the company size. In addition, as the reporting period progressed, valuations in the sector began to look quite lofty compared with historical levels, adding further credence to our positioning. In particular, we held underweights to companies such as Realty Income Corporation and EPR Properties based on their higher valuations relative to the group, and especially to National Retail Properties Inc., our favored company in the sector. That positioning, however, worked against the Fund as these two stocks advanced fairly strongly. In the final three months of the reporting period, however, our underweight to net lease and these companies proved beneficial due to the almost 1% increase in 10-year Treasury rates, which caused a challenging backdrop for more rate-sensitive REITs, particularly the net lease sector.

The Fund’s relative underperformance in technology infrastructure was primarily the result of our modest underweight in this top-performing sector, particularly in data center companies. Technology infrastructure was the third best performing sector within the benchmark, gaining nearly 27% during the reporting period. Data centers lease space to companies that store massive amounts of data or provide web-based storage or cloud-based computing solutions. Given the seemingly insatiable demand for data from both companies and individuals, the fundamentals remained very good within the space. However, we believed the positive fundamentals were already reflected for the most part in the share prices of these companies. Our more cautious outlook for the sector based on valuation led the Fund to have a slight underweight, which detracted from relative returns due to the sector’s strong advance.

12	NUVEEN

On the other hand, several sectors produced favorable relative results, including industrials and health care REITs. In the industrial sector, the Fund’s overweight to this strongly performing group was the primary driver of outperformance. The sector continued to benefit from the move toward online retailing and the logistical needs of retailers to move their merchandise directly to consumers. Along with the tailwind from the online retailing trend, the sector also boasted broad-based demand, resulting in strong pricing power and some of the best commercial property fundamentals in terms of internal earnings and cash flow growth. The Fund’s substantial overweight position throughout the period in First Industrial Realty Trust Inc., which was based on various valuation metrics, was the leading contributor to relative outperformance within the sector. First Industrial Realty’s shares advanced significantly after the company benefited disproportionally from new leases to e-commerce companies. The company was also able to attract investor capital due to its U.S.-centric property exposure relative to other industrial names with higher amounts of European exposure, which were more adversely impacted by the results of the U.K.’s vote to leave the EU. An overweight position in Prologis Inc. also contributed favorably to results. The company has more international assets than its domestically focused peers, causing it to underperform its competitors earlier in the reporting period during the market volatility caused by the Brexit vote. However, in the second half of the reporting period, Prologis shares experienced a relief rally after investors came to grips with the U.K. decision, while tight market conditions allowed industrials to push rents aggressively. Because it is the largest company within the industrial sector, Prologis benefited disproportionately from this strong fundamental trend.

Within health care, the Fund benefited from security selection, particularly an underweight position in HCP Inc., our largest active underweight in the space. HCP’s shares fell considerably more than the overall REIT market and the health care sector. For some time, our underweight (or zero weight) in this company has been predicated on issues surrounding the ability of its largest tenant, HCR ManorCare, to pay rent. HCR ManorCare has had a number of financial challenges and is being investigated by the Department of Justice. HCP had previously lowered the rent it charges the company in order to retain them and essentially did that for a second time during this reporting period as it wrote off all non-cash income on the lease. The company’s small ownership stake in HCR ManorCare was also written down to zero. The market priced these changes into the value of the stock, causing shares to suffer both on an absolute basis as well as relative to other sector constituents. Later in the reporting period, shares sold off further after HCP spun out assets related to HCR ManorCare, but the market initially viewed the new HCP as overvalued. Donald Trump’s surprise presidential victory put additional pressure on large health care REITs because investors anticipated the likelihood that his administration would repeal the Affordable Care Act, causing widespread uncertainty throughout the entire health care industry. Given HCP’s newly upgraded tenant mix and weakness in performance, we established a small position late in the reporting period.

In terms of other changes during the reporting period, we maintained our slight biases to large cap over small cap and high quality over lower quality, which were reflected in the Fund’s focus on core/high-conviction names. Generally speaking, we slightly reduced the Fund’s exposure to coastal, gateway markets such as New York City and San Francisco and increased exposure to the middle section of the country where possible. During much of the reporting period, investors flocked toward higher yielding securities regardless of sector and real estate experienced the same phenomenon. The relative premiums these securities reached allowed us to trim some of our holdings on strength and redeploy the proceeds down the dividend ladder where we see more value. However, this has resulted in our portfolio yielding slightly less than the benchmark. In the short term, we believe interest rates could continue to be biased in an upward direction, which will likely continue to be a headwind for share prices in the real estate space. We will continue to carry underweights to areas that exhibit greater sensitivity to rates, such as net lease and health care REITs, due to longer average lease durations in those sectors.

NUVEEN	13

Risk Considerations

and Dividend Information

Risk Considerations

Nuveen Global Infrastructure Fund

Mutual fund investing involves risk; principal loss is possible. Concentration in infrastructure-related securities involves sector risk and concentration risk, particularly greater exposure to adverse economic, regulatory, political, legal, liquidity, and tax risks associated with master limited partnerships (MLPs) and real estate investment trusts (REITS). Foreign investments involve additional risks including currency fluctuations and economic and political instability. These risks are magnified in emerging markets. Common stocks are subject to market risk or the risk of decline. Small- and mid-cap stocks are subject to greater price volatility. The use of derivatives involves substantial financial risks and transaction costs. The Fund’s potential investment in other investment companies means shareholders bear their proportionate share of fund expenses and indirectly, the expenses of other investment companies. Fund investments in exchange trade funds (ETFs) may involve tracking error. Preferred securities may involve greater credit risk than other debt instruments.

Nuveen Real Asset Income Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the Fund are subject to market risk, call risk, derivatives risk, other investment companies risk, common stock risk, and tax risks associated with master limited partnerships (MLPs). Concentration in specific sectors may involve greater risk and volatility than more diversified investments: real estate sector involves the risk of exposure to economic downturns and changes in real estate values, rents, property taxes, interest rates and tax laws; infrastructure-related securities may involve greater exposure to adverse economic, regulatory, political, legal, and other changes affecting such securities. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity, and differing legal and accounting standards. These risks are magnified in emerging markets. Investments in small- and mid-cap companies are subject to greater volatility. In addition, the Fund will bear its proportionate share of any fees and expenses paid by the exchange trade funds (ETFs) in which it invests.

Debt or fixed income securities such as those held by the Fund are subject to market risk, credit risk, interest rate risk and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Nuveen Real Estate Securities Fund

Mutual fund investing involves risk; principal loss is possible. Common stocks and REITs such as those held in the Fund involve market risk, concentration risk, sector risk, and non-diversification risk. The real estate industry is greatly affected by economic downturns that may persist as well as changes in property values, taxes, and regulatory developments. Foreign investments involve additional risks including currency fluctuations, and economic or political instability. These risks are magnified in emerging markets. The use of derivatives involves substantial financial risks and transaction costs. Small cap stocks may experience more volatility than large cap stocks.

Dividend Information

Regular dividends are declared and distributed annually for Nuveen Global Infrastructure Fund, declared and distributed monthly for Nuveen Real Asset Income Fund and declared and distributed quarterly for Nuveen Real Estate Securities Fund. To permit a Fund to maintain a more stable dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income it actually earned during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if the Fund has cumulatively

14	NUVEEN

paid out dividends more than it has earned, the excess will constitute negative UNII that will likewise be reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders.

In certain instances, a portion of each Fund’s distributions may be paid from sources or comprised of elements other than ordinary income, including capital gains and/or a return of capital. This is generally due to the fact that the tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Fund’s portfolio. Distributions received from certain securities in which the Fund invests, most notably real estate investment trust (REIT) securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security typically reports the tax character of its distributions only once per year, generally during the first two months of the following calendar year. The full amount of the distributions received from such securities is included in the Fund’s ordinary income during the course of the year until such time the Fund is notified by the issuer of the actual tax character. To the extent that at the time of a particular distribution the Fund estimates that a portion of that distribution is attributable to a source or sources other than ordinary income, the Fund would send shareholders a notice to that effect. The final determination of the sources and tax character of all distributions for the fiscal year is made after the end of the fiscal year.

Additional Dividend Information for Nuveen Real Asset Income Fund and Nuveen Real Estate Securities Fund

Nuveen Real Asset Income Fund and Nuveen Real Estate Securities Fund seek to pay regular dividends at a rate that reflects the cash flow received from each Fund’s investments in portfolio securities. Fund distributions are not intended to include expected portfolio appreciation; however, the Funds invest in securities that make payments which ultimately may be fully or partially characterized for tax purposes by the securities’ issuers as gains or return of capital. While the reported sources of distributions may include capital gains and/or return of capital for tax purposes, the Funds intend to distribute only the net cash flow received as opposed to a distribution rate based on long-term total return. This tax treatment will generally “flow through” to the Funds’ distributions, but the specific tax treatment is often not known with certainty until after the end of the Funds’ tax year. As a result, certain portions of the regular distributions by these two Funds throughout the year were later re-characterized for tax purposes as either long-term gains (both realized and unrealized), or as a non-taxable return of capital, as set forth in each Fund’s table below.

Nuveen Real Asset Income Fund – Data as of December 31, 2016

Calendar Year 2016
		Percentage of the Distribution			Per Share Amounts
Share Class	Ticker Symbol	Net Investment Income	Realized Gains	Return of Capital	Distributions	Net Investment Income	Realized Gains	Return of Capital
Class A	NRIAX	94.3%	0.0%	5.7%	$1.1880	$1.1198	$0.0000	$0.0682
Class C	NRICX	93.3%	0.0%	6.7%	$1.0175	$0.9493	$0.0000	$0.0682
Class R6	NRIFX	88.0%	0.0%	12.0%	$0.5665	$0.4983	$0.0000	$0.0682
Class I	NRIIX	94.5%	0.0%	5.5%	$1.2445	$1.1763	$0.0000	$0.0682

Nuveen Real Estate Securities Fund – Data as of December 31, 2016(1)

Calendar Year 2016
		Percentage of the Distribution			Per Share Amounts
Share Class	Ticker Symbol	Net Investment Income	Realized Gains	Return of Capital	Distributions	Net Investment Income	Realized Gains	Return of Capital
Class A	FREAX	13.3%	86.7%	0.0%	$2.3579	$0.3138	$2.0441	$0.0000
Class C	FRLCX	5.8%	94.2%	0.0%	$2.1705	$0.1264	$2.0441	$0.0000
Class R3	FRSSX	12.6%	87.4%	0.0%	$2.3375	$0.2934	$2.0441	$0.0000
Class R6	FREGX	15.9%	84.1%	0.0%	$2.4307	$0.3866	$2.0441	$0.0000
Class I	FARCX	15.8%	84.2%	0.0%	$2.4264	$0.3823	$2.0441	$0.0000

(1)	The Fund owns REIT securities which attribute their distributions to various sources, including net investment income, gains and return of capital.

NUVEEN	15

Risk Considerations and Dividend Information (continued)

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year-end. More details about each Fund’s distributions and the basis for these estimates are available on www.nuveen.com.

16	NUVEEN

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

NUVEEN	17

Fund Performance and Expense Ratios (continued)

Nuveen Global Infrastructure Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2016

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	7.61%	8.67%	4.53%
Class A Shares at maximum Offering Price	1.47%	7.40%	3.84%
S&P Global Infrastructure Index	12.43%	7.67%	1.98%
Lipper Global Infrastructure Funds Classification Average	9.11%	7.95%	1.75%

Class C Shares	6.71%	7.85%	9.95%
Class R3 Shares	7.37%	8.43%	10.44%
Class I Shares	7.91%	8.95%	4.79%

Cumulative
Since Inception
Class R6 Shares	(5.08)%

Since inception returns for Class A Shares and Class I Shares, and for the comparative index and Lipper classification average, are from 12/17/07; since inception returns for Class C Shares and Class R3 Shares are from 11/03/08; since inception return for Class R6 is from 6/30/16. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) equal to 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	1.42%	2.17%	1.67%	0.97%	1.17%
Net Expense Ratios	1.22%	1.97%	1.47%	0.77%	0.97%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through September 30, 2017 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund. Class R6 Shares were established on June 30, 2016. Accordingly, other expenses are estimated for the current fiscal year.

18	NUVEEN

Growth of an Assumed $10,000 Investment as of December 31, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	19

Fund Performance and Expense Ratios (continued)

Nuveen Real Asset Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2016

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	9.60%	8.77%	8.87%
Class A Shares at maximum Offering Price	3.30%	7.49%	7.66%
Bloomberg Barclays U.S. Corporate High Yield Bond Index	17.13%	7.36%	7.67%
Real Asset Income Blend Index	8.81%	8.10%	8.27%
Lipper Global Flexible Portfolio Funds Classification Average	7.00%	5.68%	5.63%

Class C Shares	8.74%	7.97%	8.07%
Class I Shares	9.82%	9.05%	9.14%

Cumulative
Since Inception
Class R6 Shares	(0.43)%

Since inception returns for Class A Shares, Class C Shares and Class I Shares are from 9/13/11; since inception return for Class R6 Shares is from 6/30/16. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) equal to 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	1.23%	1.98%	0.88%	0.97%
Net Expense Ratios	1.17%	1.92%	0.83%	0.92%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through September 30, 2017 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.95% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund. Class R6 Shares were established on June 30, 2016. Accordingly, other expenses are estimated for the current fiscal year.

20	NUVEEN

Growth of an Assumed $10,000 Investment as of December 31, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	21

Fund Performance and Expense Ratios (continued)

Nuveen Real Estate Securities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2016

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	6.58%	11.44%	5.61%
Class A Shares at maximum Offering Price	0.47%	10.13%	4.99%
MSCI U.S. REIT Index	8.60%	11.86%	4.96%
Lipper Real Estate Funds Classification Average	7.03%	10.84%	4.30%

Class C Shares	5.76%	10.60%	4.83%
Class R3 Shares	6.31%	11.16%	5.35%
Class I Shares	6.79%	11.71%	5.87%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	7.05%	7.41%

Since inception return for Class R6 Shares is from 4/30/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) equal to 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Expense Ratios	1.30%	2.05%	1.55%	0.87%	1.05%

22	NUVEEN

Growth of an Assumed $10,000 Investment as of December 31, 2016 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	23

Holding

Summaries as of December 31, 2016

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Nuveen Global Infrastructure Fund

Fund Allocation

(% of net assets)

Common Stocks	94.0%
Real Estate Investment Trust Common Stocks	4.1%
Investment Companies	0.8%
Repurchase Agreements	2.8%
Other Assets Less Liabilities	(1.7)%
Net Assets	100%

Top Five Common Stock & Real Estate Investment Trust

Common Stock Holdings

(% of net assets)

Transurban Group	4.8%
Waste Connections Inc.	4.1%
Kinder Morgan, Inc.	3.3%
Enbridge Inc.	3.0%
Aena S.A.	2.8%

Portfolio Composition

(% of net assets)

Oil, Gas & Consumable Fuels	24.3%
Transportation Infrastructure	23.0%
Electric Utilities	15.0%
Multi-Utilities	8.1%
Gas Utilities	5.8%
Commercial Services & Supplies	5.5%
Other	16.4%
Investment Companies	0.8%
Repurchase Agreements	2.8%
Other Assets Less Liabilities	(1.7)%
Net Assets	100%

Country Allocation

(% of net assets)1

United States	40.6%
Canada	14.4%
Australia	10.5%
Spain	7.5%
France	5.1%
China	3.3%
Italy	3.2%
New Zealand	2.6%
United Kingdom	2.3%
Japan	2.0%
Singapore	2.0%
Other	8.2%
Other Assets Less Liabilities	(1.7)%
Net Assets	100%

1	Includes 6.4% (as a percentage of net assets) in emerging market countries.

24	NUVEEN

Nuveen Real Asset Income Fund

Fund Allocation

(% of net assets)

Common Stocks	24.0%
Real Estate Investment Trust Common Stocks	18.9%
Convertible Preferred Securities	9.3%
$25 Par (or similar) Retail Preferred	20.5%
Corporate Bonds	14.6%
$1,000 Par (or similar) Institutional Preferred	7.8%
Investment Companies	1.7%
Repurchase Agreements	1.6%
Other Assets Less Liabilities	1.6%
Net Assets	100%

Top Five Common Stock &

Common Stock Holdings

(% of net assets)

Plains All American Pipeline LP	1.5%
Spark Infrastructure Group	1.4%
Enterprise Products Partnership LP	1.2%
Targa Resources Corporation	1.2%
STAG Industrial Inc.	1.0%

Portfolio Composition

(% of net assets)

Electric Utilities	16.9%
Equity Real Estate Investment Trusts	15.8%
Oil, Gas & Consumable Fuels	12.1%
Multi-Utilities	10.1%
Retail	4.0%
Industrial	3.7%
Transportation Infrastructure	3.6%
Health Care	3.0%
Diversified	2.8%
Energy Equipment & Services	2.5%
Independent Power & Renewable Electricity Producers	2.2%
Other	18.4%
Investment Companies	1.7%
Repurchase Agreements	1.6%
Other Assets Less Liabilities	1.6%
Net Assets	100%

Country Allocation

(% of net assets)1

United States	58.8%
Canada	13.2%
Australia	5.1%
United Kingdom	4.5%
Singapore	3.5%
Hong Kong	2.2%
Spain	1.8%
New Zealand	1.6%
Mexico	1.5%
France	1.0%
Italy	1.0%
Other	4.2%
Other Assets Less Liabilities	1.6%
Net Assets	100%

1	Includes 2.3% (as a percentage of net assets) in emerging market countries.

NUVEEN	25

Holding Summaries (continued)

Nuveen Real Estate Securities Fund

Fund Allocation

(% of net assets)

Common Stocks	0.1%
Real Estate Investment Trust Common Stocks	96.0%
Investments Purchased with Collateral from Securities Lending	0.0%
Money Market Funds	0.8%
Other Assets Less Liabilities	3.1%
Net Assets	100%

Portfolio Composition

(% of net assets)

Retail	22.6%
Residential	16.9%
Office	15.6%
Specialized	13.3%
Industrial	10.0%
Health Care	9.7%
Other	8.0%
Investments Purchased with Collateral from Securities Lending	0.0%
Money Market Funds	0.8%
Other Assets Less Liabilities	3.1%
Net Assets	100%

Top Five Common Stock & Real Estate Investment Trust Common Stock Holdings

(% of net assets)

Simon Property Group, Inc.	9.6%
Public Storage, Inc.	4.2%
Vornado Realty Trust	3.6%
Welltower Inc.	3.4%
AvalonBay Communities, Inc.	3.4%

26	NUVEEN

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended December 31, 2016.

The beginning of the period is July 1, 2016.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Global Infrastructure Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$947.70	$943.50	$947.40	$949.20	$949.30
Expenses Incurred During the Period	$5.97	$9.62	$7.20	$4.21	$4.75
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.00	$1,015.23	$1,017.75	$1,020.81	$1,020.26
Expenses Incurred During the Period	$6.19	$9.98	$7.46	$4.37	$4.93

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.22%, 1.97%, 1.47%, 0.86% and 0.97% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

NUVEEN	27

Expense Examples (continued)

Nuveen Real Asset Income Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$993.80	$989.70	$995.70	$995.00
Expenses Incurred During the Period	$5.81	$9.55	$4.11	$4.56
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.30	$1,015.53	$1,021.01	$1,020.56
Expenses Incurred During the Period	$5.89	$9.68	$4.17	$4.62

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.16%, 1.91%, 0.82% and 0.91%, for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Real Estate Securities Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$956.50	$952.60	$955.30	$958.40	$957.20
Expenses Incurred During the Period	$6.39	$10.06	$7.62	$4.28	$5.17
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.60	$1,014.83	$1,017.34	$1,020.76	$1,019.86
Expenses Incurred During the Period	$6.60	$10.38	$7.86	$4.42	$5.33

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.30%, 2.05%, 1.55%, 0.87% and 1.05% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

28	NUVEEN

Report of

Independent Registered Public Accounting Firm

To the Board of Directors of Nuveen Investment Funds, Inc. and Shareholders of Nuveen Global Infrastructure Fund, Nuveen Real Asset Income Fund and Nuveen Real Estate Securities Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Global Infrastructure Fund, Nuveen Real Asset Income Fund and Nuveen Real Estate Securities Fund (separate portfolios of Nuveen Investment Funds, Inc., hereafter referred to as the “Funds”) as of December 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

February 27, 2017

NUVEEN	29

Nuveen Global Infrastructure Fund

Portfolio of Investments	December 31, 2016

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.9%

	COMMON STOCKS – 94.0%

	Air Freight & Logistics – 0.2%

23,992	BPost SA, (2)	$567,185

6,257	Oesterreichische Post AG, (2)	209,737
	Total Air Freight & Logistics	776,922

	Commercial Services & Supplies – 5.5%

2,694,426	China Everbright International Limited, (2)	3,039,130

33,970	Covanta Holding Corporation	529,932

73,376	Park24 Company Limited, (2)	1,986,975

218,317	Waste Connections Inc.	17,157,533
	Total Commercial Services & Supplies	22,713,570

	Construction & Engineering – 3.6%

311,205	Ferrovial SA, (2)	5,550,106

137,410	Vinci S.A, (2)	9,347,263
	Total Construction & Engineering	14,897,369

	Diversified Telecommunication Services – 1.5%

145,214	Cellnex Telecom S.A.U, (2), (3)	2,084,421

249,310	Infrastrutture Wireless Italiane SpA	1,155,244

22,936	SBA Communications Corporation, (3)	2,368,371

1,577,365	Tower Bersama Infrastructure Tbk PT	583,060
	Total Diversified Telecommunication Services	6,191,096

	Electric Utilities – 15.0%

1,955,927	AusNet Services, (2)	2,226,626

184,219	Brookfield Infrastructure Partners LP	6,165,810

67,024	Cheung Kong Infrastructure Holdings Limited, (2)	532,330

210,871	CLP Holdings Limited, (2)	1,933,874

53,205	Duke Energy Corporation	4,129,772

46,559	Edison International	3,351,782

7,197	Elia System Operator SA NV, (2)	376,157

88,310	Emera Incorporated	2,985,432

25,500	Endesa S.A, (2), (3)	539,276

35,250	Energisa SA	201,231

147,094	Enersis Chile SA	669,278

46,837	Hafslund ASA, Class B Shares	515,267

266,910	Iberdrola SA, (2)	1,747,696

1,386,335	Infratil Limited, (2)	2,648,413

30	NUVEEN

Shares	Description (1)	Value

	Electric Utilities (continued)

86,160	NextEra Energy Inc.	$10,292,674

97,589	PG&E Corporation	5,930,484

8,568	Pinnacle West Capital Corporation	668,561

76,000	Power Assets Holdings Limited, (2)	668,577

1,341,184	Power Grid Corporation of India Limited, (2)	3,618,723

315,895	Red Electrica Corporacion SA, (2), (3)	5,951,510

13,233	Scottish and Southern Energy PLC, (2)	252,672

2,902,620	Spark Infrastructure Group, (2)	4,978,982

48,236	Transmissora Alianca de Energia Eletrica SA, (2)	307,145

41,038	Xcel Energy, Inc.	1,670,247
	Total Electric Utilities	62,362,519

	Gas Utilities – 5.8%

492,257	APA Group, (2)	3,038,855

59,721	Atmos Energy Corporation	4,428,312

6,900	Chesapeake Utilities Corporation	461,955

1,443,867	China Resources Gas Group Limited, (2)	4,045,032

448,499	ENN Energy Holdings Limited, (2)	1,837,610

461,819	Hong Kong and China Gas Company Limtied, (2)	815,661

256,209	Infraestructura Energitca Nova SAB de CV	1,116,067

30,305	New Jersey Resources Corporation	1,075,828

107,021	Petronas Gas Berhad, (2)	507,155

29,611	Rubis, (2)	2,438,804

36,181	Southwest Gas Corporation	2,772,188

7,341	Spire, Inc.	473,862

347,691	Towngas China Company Limited, (2)	182,525

14,284	WGL Holdings Inc.	1,089,584
	Total Gas Utilities	24,283,438

	Independent Power & Renewable Electricity Producers – 0.6%

45,399	Brookfield Renewable Energy Partners LP	1,347,447

63,138	CPFL Energias Renovaveis SA, (3)	226,775

34,114	NextEra Energy Partners LP	871,272
	Total Independent Power & Renewable Electricity Producers	2,445,494

	Media – 0.3%

15,197	Eutelsat Communications, (2)	293,874

44,011	SES SA, (2)	968,365
	Total Media	1,262,239

	Multi-Utilities – 8.1%

8,467	CenterPoint Energy, Inc.	208,627

324,602	Centrica PLC, (2)	934,867

NUVEEN	31

Nuveen Global Infrastructure Fund (continued)

Portfolio of Investments	December 31, 2016

Shares	Description (1)	Value

	Multi-Utilities (continued)

40,331	CMS Energy Corporation	$1,678,576

79,178	Dominion Resources, Inc.	6,064,243

39,479	Duet Group, (2)	77,964

108,722	Engie, (2)	1,383,916

417,761	Hera SpA, (2)	961,559

46,685	Innogy SE, (3)	1,622,210

88,890	National Grid PLC, Sponsored ADR	5,184,954

232,679	NiSource Inc.	5,151,513

37,660	Sempra Energy	3,790,102

90,596	Suez Environnement Company, (2)	1,334,885

16,117	Unitil Corp.	730,745

4,568	Vector Limited, (2)	10,272

111,251	Veolia Environment S.A., ADR, (2)	1,890,360

44,983	WEC Energy Group, Inc.	2,638,253
	Total Multi-Utilities	33,663,046

	Oil, Gas & Consumable Fuels – 24.3%

1,758	AltaGas Limited	44,387

95,781	Cheniere Energy Inc., (3)	3,968,207

300,041	Enbridge Inc.	12,637,727

348,535	Enterprise Products Partnership LP	9,424,386

65,933	Inter Pipeline Limited	1,455,520

25,716	Keyera Corporation	774,937

661,593	Kinder Morgan, Inc.	13,701,591

22,116	Koninklijke Vopak NV, (2)	1,043,434

84,091	Magellan Midstream Partners LP	6,359,802

63,586	ONEOK, Inc.	3,650,472

51,936	Pembina Pipeline Corporation	1,623,085

128,284	Plains All American Pipeline LP	4,142,290

52,251	Plains GP Holdings LP, Class A Shares	1,812,065

106,612	Snam Rete Gas S.p.A, (2)	438,479

221,929	Spectra Energy Corporation	9,119,063

112,930	Targa Resources Corporation	6,331,985

236,220	TransCanada Corporation	10,665,333

90,413	TransCanada Corporation	4,076,716

87,202	Veresen Inc.	851,464

280,592	Williams Companies Inc.	8,737,635
	Total Oil, Gas & Consumable Fuels	100,858,578

	Road & Rail – 5.0%

678,501	Aurizon Holdings Limited, (2)	2,466,905

32	NUVEEN

Shares	Description (1)	Value

	Road & Rail (continued)

1,561,962	ComfortDelGro Corporation, (2)	$2,654,199

20,222	East Japan Railway Company, (2)	1,743,515

118,731	Genesee & Wyoming Inc., (3)	8,241,119

270,783	MTR Corporation, (2)	1,312,819

41,278	Union Pacific Corporation	4,279,703
	Total Road & Rail	20,698,260

	Transportation Infrastructure – 23.0%

305,227	Abertis Infraestructuras S.A, (2)	4,264,480

83,882	Aena S.A, (2), (3)	11,428,177

25,824	Aeroports de Paris, (2)	2,765,410

430,031	Atlantia SpA, (2)	10,061,149

1,344,972	Auckland International Airport Limited, (2)	5,833,815

1,016,928	China Merchants Holdings International Company Limited, (2)	2,512,415

1,644,424	Cosco Shipping Ports Limited, (2)	1,647,918

88,622	Flughafen Wien AG	2,182,939

32,677	Flughafen Zuerich AG, (2)	6,055,275

31,003	Fraport AG, (2)	1,829,423

124,561	Groupe Eurotunnel SA, (2)	1,183,320

67,112	Grupo Aeroportuario Centro Norte, SA, ADR	2,318,048

8,324	Grupo Aeroportuario del Pacifico S.A.B. de CV, ADR	686,896

464,472	Hopewell Highway Infrastructure Limited, (2)	243,412

3,360,878	Hutchison Port Holdings Trust, (2)	1,458,349

242,619	International Container Terminal Services, Incorporated, (2)	350,176

54,482	Japan Airport Terminal Company, WI/DD, (2)	1,968,655

258,192	Kamigumi Company Limited, (2)	2,459,105

1,123,903	Macquarie Atlas Roads Group, (2)	4,089,692

2,921	Macquarie Infrastructure Corporation	238,646

891,756	Port of Tauranga Limited, (2)	2,384,063

216,674	Promotora y Operadora de Infraestructura SAB de CV (Pinfra)	1,351,492

368,342	Singapore Airport Terminal Services Limited	1,233,614

1,585,183	Sydney Airport, (2)	6,842,351

2,679,511	Transurban Group, (2)	19,941,719

137,700	Westports Holdings BHD, (2)	131,694

5,602	Westshore Terminals Investment Corporation	108,022
	Total Transportation Infrastructure	95,570,255

	Water Utilities – 1.1%

1,419,069	Aguas Andinas SA. Class A	741,320

10,299	American Water Works Company	745,236

1,530,274	China Everbright Water Limited, (2)	526,749

NUVEEN	33

Nuveen Global Infrastructure Fund (continued)

Portfolio of Investments	December 31, 2016

Shares	Description (1)			Value

	Water Utilities (continued)

5,855	Connecticut Water Service, Inc.			$327,001

50,825	Severn Trent PLC, (2)			1,388,984

77,052	United Utilities PLC, (2)			854,066
	Total Water Utilities			4,583,356
	Total Common Stocks (cost $340,874,502)			390,306,142

Shares	Description (1)			Value

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 4.1%

	Health Care – 0.4%

1,096,233	Parkway Life Real Estate Investment Trust			$1,786,493

	Specialized – 3.7%

33,811	American Tower Corporation, REIT			3,573,147

96,147	Crown Castle International Corporation			8,342,675

34,759	Digital Realty Trust Inc.			3,415,420

180,481	Keppel REIT, (2)			147,399
	Total Specialized			15,478,641
	Total Real Estate Investment Trust Common Stocks (cost $15,512,601)			17,265,134

Shares	Description (1), (4)			Value

	INVESTMENT COMPANIES – 0.8%

251,680	3I Infrastructure PLC			$579,398

238,397	John Laing Infrastructure Fund			381,059

7,051,799	Keppel Infrastructure Trust			2,312,030
	Total Investment Companies (cost $3,528,727)			3,272,487
	Total Long-Term Investments (cost $359,915,830)			410,843,763

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.8%

	REPURCHASE AGREEMENTS – 2.8%

$11,817	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/16, repurchase price $11,816,633, collateralized by $12,435,000 U.S. Treasury Notes, 1.125%, due 7/31/21, value $12,057,461	0.030%	1/03/17	$11,816,594
	Total Short-Term Investments (cost $11,816,594)			11,816,594
	Total Investments (cost $371,732,424) – 101.7%			422,660,357
	Other Assets Less Liabilities – (1.7)%			(7,261,249)
	Net Assets – 100%			$415,399,108

34	NUVEEN

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

ADR	American Depositary Receipt.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

NUVEEN	35

Nuveen Real Asset Income Fund

Portfolio of Investments	December 31, 2016

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 96.8%

	COMMON STOCKS – 24.0%

	Air Freight & Logistics – 0.7%

277,108	BPost SA, (2)	$6,551,001

72,134	Oesterreichische Post AG, (2)	2,417,959
	Total Air Freight & Logistics	8,968,960

	Commercial Services & Supplies – 0.5%

435,025	Covanta Holding Corporation	6,786,390

	Construction & Engineering – 0.2%

140,917	Ferrovial SA, (2)	2,513,148

	Diversified Telecommunication Services – 0.4%

2,103,146	HKBN Limited, (2)	2,301,949

29,897	Inmarsat PLC, (2)	276,625

1,107,382	Singapore Telecommunications Limited, (2)	2,777,795
	Total Diversified Telecommunication Services	5,356,369

	Electric Utilities – 5.3%

288,265	Alupar Investimento SA, (2)	1,513,105

6,559,081	AusNet Services, (2)	7,466,855

308,819	Brookfield Infrastructure Partners LP	10,336,172

1,180,207	Contact Energy Limited, (2)	3,816,434

115,075	EDP – Energias de Portugal, S.A., (2)	350,236

185,914	Endesa S.A, (2), (3)	3,931,722

11,228	Hafslund ASA, Class B Shares	123,523

3,131,762	HK Electric Investments Limited, 144A (2)	2,581,849

3,806,202	Infratil Limited, (2)	7,271,253

393,070	Scottish and Southern Energy PLC, (2)	7,505,301

10,656,975	Spark Infrastructure Group, (2)	18,280,342

586,245	Transmissora Alianca de Energia Eletrica SA, (2)	3,732,944
	Total Electric Utilities	66,909,736

	Gas Utilities – 0.3%

28,280	AmeriGas Partners, LP	1,355,178

114,758	Enagas, (2)	2,908,339
	Total Gas Utilities	4,263,517

	Health Care Providers & Services – 0.4%

428,496	Sienna Senior Living Inc., Subscription	5,202,015

	Independent Power & Renewable Electricity Producers – 1.6%

34,268	Brookfield Renewable Energy Partners LP	1,017,760

36	NUVEEN

Shares	Description (1)	Value

	Independent Power & Renewable Electricity Producers (continued)

226,464	Brookfield Renewable Energy Partners LP	$6,721,476

81,187	Pattern Energy Group Inc.	1,541,741

889,649	Renewables Infrastructure Group Limited	1,201,658

970,410	Saeta Yield S.A, (2), (3)	8,295,089

97,848	TransAlta Renewables Inc.	1,045,053
	Total Independent Power & Renewable Electricity Producers	19,822,777

	Media – 0.2%

66,625	Eutelsat Communications, (2)	1,288,371

74,220	SES SA, (2)	1,633,047
	Total Media	2,921,418

	Multi-Utilities – 3.9%

33,540	CenterPoint Energy, Inc.	826,426

2,518,602	Centrica PLC, (2)	7,253,679

4,699,407	Duet Group, (2)	9,280,538

538,100	Engie, (2)	6,849,445

43,340	Innogy SE, (3)	1,505,978

196,190	National Grid PLC, Sponsored ADR	11,443,763

1,512,772	Redes Energeticas Nacionais SA, (2)	4,292,099

3,829,312	Vector Limited, (2)	8,611,245
	Total Multi-Utilities	50,063,173

	Oil, Gas & Consumable Fuels – 6.0%

121,986	AltaGas Limited	3,079,973

4,981	Cheniere Energy Partners LP Holdings LLC	143,552

13,844	DCP Midstream Partners LP	531,333

20,370	Enbridge Energy Partners LP	519,028

114,330	Enbridge Income Fund Holdings Inc.	2,960,752

584,282	Enterprise Products Partnership LP	15,798,983

233,019	Inter Pipeline Limited	5,144,068

78,610	Pembina Pipeline Corporation	2,456,691

584,592	Plains All American Pipeline LP	18,876,474

198,857	Plains GP Holdings LP, Class A Shares	6,896,361

270,863	Targa Resources Corporation	15,187,288

411,444	Veresen Inc.	4,017,451
	Total Oil, Gas & Consumable Fuels	75,611,954

	Real Estate Management & Development – 0.4%

48,326	Atrium European Real Estate Ltd, (2)	199,330

87,638	Brookfield Property Partners	1,927,160

1,434,828	Propertylink Group, (2)	808,349

723,860	Citycon Oyj, (2)	1,777,898

NUVEEN	37

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments	December 31, 2016

Shares	Description (1)	Value

	Real Estate Management & Development (continued)

58,344	Landmark Infrastructure Partners LP	$889,746
	Total Real Estate Management & Development	5,602,483

	Road & Rail – 0.4%

1,008,851	Aurizon Holdings Limited, (2)	3,667,997

249,955	Stagocoach Group PLC, (2)	665,329
	Total Road & Rail	4,333,326

	Transportation Infrastructure – 3.5%

629,309	Abertis Infraestructuras S.A, (2)	8,792,392

73,719	Cosco Shipping Ports Limited, (2)	73,876

642,292	Enav S.p.A, (2), (3)	2,216,449

21,340,047	Hopewell Highway Infrastructure Limited, (2)	11,183,481

16,512,087	Hutchison Port Holdings Trust, (2)	7,164,908

281,439	Jiangsu Expressway Company Limited, (2)	354,834

63,549	Macquarie Infrastructure Corporation	5,191,953

277,637	Sydney Airport, (2)	1,198,405

1,022,174	Transurban Group, (2)	7,607,324

937,382	Zhejiang Expressway Company Limited, (2)	892,388
	Total Transportation Infrastructure	44,676,010

	Water Utilities – 0.2%

1,756,190	Inversiones Aguas Metropolitanas SA	2,533,096
	Total Common Stocks (cost $302,342,398)	305,564,372

Shares	Description (1)	Value

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 18.9%

	Diversified – 2.8%

631,106	AEW UK REIT PLC	$744,719

361,376	Armada Hoffler Properties Inc.	5,265,248

6,763	Cofinimmo, SANV, (2)	772,251

593,982	Dream Global Real Estate Investment Trust	4,180,635

34,252	ICADE, (2)	2,441,222

106,658	Liberty Property Trust	4,212,991

6,113,967	Mapletree Greater China Commercial Trust, (2)	3,998,694

669,846	Spirit Realty Capital Inc.	7,274,528

776,359	VEREIT, Inc.	6,567,997
	Total Diversified	35,458,285

	Health Care – 3.0%

71,279	CareTrust REIT Inc.	1,091,994

197,671	Community Healthcare Trust Inc.	4,552,363

76,607	LTC Properties Inc.	3,598,997

38	NUVEEN

Shares	Description (1)	Value

	Health Care (continued)

329,693	MedEquities Realty Trust, Inc.	$3,659,592

578,114	Medical Properties Trust Inc.	7,110,802

194,602	New Senior Investment Group Inc.	1,905,154

772,601	NorthWest Healthcare Properties REIT	5,869,385

1,780,718	Parkway Life Real Estate Investment Trust	2,901,975

8,196	Physicians Realty Trust	155,396

296,959	Senior Housing Properties Trust	5,621,434

25,943	Universal Health Realty Income Trust	1,701,601
	Total Health Care	38,168,693

	Hotels – 1.1%

544,408	American Hotel Income Properties REIT LP	4,241,245

34,208	Hersha Hospitality Trust	735,472

138,305	Hospitality Properties Trust	4,389,801

204,219	MGM Growth Properties LLC	5,168,783

8,218	Sunstone Hotel Investors Inc.	125,325
	Total Hotels	14,660,626

	Industrial – 3.6%

1,444,228	Ascendas Real Estate Investment Trust, (2)	2,257,968

12,033,447	Frasers Logistics & Industrial Trust, (2)	7,679,618

170,292	Granite Real Estate, Inc.	5,685,912

736,421	Mapletree Logistics Trust, (2)	517,955

2,331,907	Prologis Property Mexico SA de CV	3,339,869

1,490,867	Pure Industrial Real Estate Trust	6,207,088

525,151	STAG Industrial Inc.	12,535,354

2,362,948	TF Administradora Industrial S de RL de CV	2,975,108

444,439	WPT Industrial Real Estate Investment Trust	5,275,491
	Total Industrial	46,474,363

	Mortgage – 1.9%

356,139	Apollo Commercial Real Estate Finance, Inc.	5,919,030

25,234	Ares Commercial Real Estate Corporation	346,463

241,598	Blackstone Mortgage Trust Inc, Class A	7,264,852

112,631	Ladder Capital Corporation	1,545,297

393,325	Starwood Property Trust Inc.	8,633,484
	Total Mortgage	23,709,126

	Office – 0.7%

336,966	City Office REIT, Inc.	4,437,842

152,124	Easterly Government Properties, Inc.	3,045,522

136,716	Franklin Street Properties Corporation	1,771,839
	Total Office	9,255,203

NUVEEN	39

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments	December 31, 2016

Shares	Description (1)			Value

	Residential – 0.7%

1,590,914	Empiric Student Property PLC			$2,078,281

225,937	Independence Realty Trust			2,015,358

522,704	Killam Apartment Real Estate I			4,648,334
	Total Residential			8,741,973

	Retail – 4.0%

348,628	Charter Hall Retail REIT, (2)			1,062,247

238,428	Choice Properties Real Estate Investment Trust			2,392,005

72,050	Crombie Real Estate Investment Trust			728,737

116,743	Eurocommercial Properties NV, (2)			4,490,556

3,885,620	Fortune REIT, (2)			4,461,166

5,259,959	Frasers Centrepoint Trust			6,901,165

499,456	Immobiliare Grande Distribuzione SIIQ SpA			380,645

3,986,370	Mapletree Commercial Trust			3,840,062

259,534	OneREIT			692,013

1,231,645	Plaza Retail REIT			4,586,620

70,394	RioCan Real Estate Investment Trust			1,396,188

147,913	Smart Real Estate Investment Trust			3,557,227

19,302	Urstadt Biddle Properties Inc.			465,371

3,465,903	Vicinity Centres, (2)			7,474,277

670,969	Viva Energy REIT, (2), (3)			1,160,296

166,086	Washington Prime Group, Inc.			1,728,955

115,985	Wereldhave NV, (2)			5,216,986
	Total Retail			50,534,516

	Specialized – 1.1%

227,005	Automotive Properties Real Estate Investment Trust			1,805,694

31,497	Four Corners Property Trust, Inc.			646,319

263,194	Gaming and Leisure Properties Inc.			8,059,001

3,574,257	Keppel DC REIT, (2)			2,919,106
	Total Specialized			13,430,120
	Total Real Estate Investment Trust Common Stocks (cost $238,200,978)			240,432,905

Shares	Description (1)	Coupon	Ratings (4)	Value

	CONVERTIBLE PREFERRED SECURITIES – 9.3%

	Electric Utilities – 3.2%

239,816	Exelon Corporation	6.500%	BB+	$11,609,493

156,995	Great Plains Energy Inc.	7.000%	N/R	7,943,947

232,721	NextEra Energy Inc.	6.123%	BBB	11,398,675

161,594	NextEra Energy Inc.	6.371%	BBB	9,251,257
	Total Electric Utilities			40,203,372

40	NUVEEN

Shares	Description (1)	Coupon	Ratings (4)	Value

	Equity Real Estate Investment Trusts – 2.3%

141,521	Alexandria Real Estate Equities Inc.	7.000%	Baa3	$4,842,849

96,505	American Tower Corporation	5.500%	N/R	10,084,773

163,497	EPR Properties Inc.	9.000%	BB	5,866,272

8,306	EPR Properties Inc.	5.750%	BB	236,721

57,287	Equity Commonwealth	6.500%	Ba1	1,452,225

3,415	FelCor Lodging Trust Inc., Series A.	1.950%	Caa1	85,068

15,393	Lexington Corporate Properties Trust, Series B	6.500%	N/R	768,111

102,685	Ramco-Gershenson Properties Trust	7.250%	N/R	6,292,537
	Total Equity Real Estate Investment Trusts			29,628,556

	Gas Utilities – 0.3%

69,040	Spire, Inc., (2)	6.750%	N/R	3,950,469

	Multi-Utilities – 2.4%

35,084	Black Hills Corp	7.750%	N/R	2,396,939

270,073	Dominion Resources Inc.	6.750%	BBB–	13,665,694

103,387	Dominion Resources Inc.	6.375%	Baa3	5,175,553

169,878	DTE Energy Company	5.000%	BBB–	9,003,533
	Total Multi-Utilities			30,241,719

	Oil, Gas, & Consumable Fuels – 1.1%

83,842	Anadarko Petroleum Corporation	7.500%	N/R	3,466,866

205,600	Kinder Morgan Inc, Delaware	9.750%	N/R	10,002,439
	Total Oil, Gas, & Consumable Fuels			13,469,305
	Total Convertible Preferred Securities (cost $113,456,232)			117,493,421

Shares	Description (1)	Coupon	Ratings (4)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 20.5%

	Electric Utilities – 4.6%

24,320	APT Pipelines Limited	6.455%	N/R	$1,816,480

238,722	Brookfield Infrastructure Partners LP	5.350%	BBB–	4,622,777

8,346	Duke Energy Capital Trust II	5.125%	BBB	199,720

295,949	Entergy Arkansas Inc.	4.875%	A	6,265,240

50,194	Entergy Louisiana LLC	4.875%	A	1,060,599

71,453	Entergy New Orleans, Inc.	5.500%	A	1,668,428

62,306	Entergy Texas Inc.	5.625%	A	1,566,996

217,002	Integrys Energy Group Inc., (2)	6.000%	Baa1	5,642,052

428,096	NextEra Energy Inc.	5.250%	BBB	9,452,360

139,012	NextEra Energy Inc.	5.000%	BBB	3,027,681

147,970	Pacific Gas & Electric Corporation	6.000%	BBB+	4,533,801

298,114	PPL Capital Funding, Inc.	5.900%	BBB	7,452,850

14,499	SCE Trust II	5.100%	Baa1	321,298

NUVEEN	41

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments	December 31, 2016

Shares	Description (1)	Coupon	Ratings (4)	Value

	Electric Utilities (continued)

91,808	SCE Trust I	5.625%	Baa1	$2,140,963

23,379	Southern Company	6.250%	BBB	610,192

354,096	Southern Company	5.250%	BBB	7,726,375
	Total Electric Utilities			58,107,812

	Equity Real Estate Investment Trusts – 11.0%

110,465	American Homes 4 Rent	6.350%	N/R	2,707,497

112,012	American Homes 4 Rent	5.500%	N/R	3,041,126

115,312	American Homes 4 Rent	5.000%	N/R	3,180,305

135,017	American Homes 4 Rent	5.000%	N/R	3,696,765

141,129	American Homes 4 Rent	6.500%	N/R	3,528,225

284,505	CBL & Associates Properties Inc.	7.375%	BB	6,956,147

90,323	CBL & Associates Properties Inc.	6.625%	BB	2,079,145

421,167	Cedar Shopping Centers Inc., Series A	7.250%	N/R	10,255,416

98,251	Chesapeake Lodging Trust	7.750%	N/R	2,499,505

324,665	City Office REIT, Inc.	6.625%	N/R	7,402,362

29,115	DDR Corporation	6.250%	Baa3	693,810

3,402	Digital Realty Trust Inc.	6.350%	Baa3	85,254

96,878	Gladstone Commercial Corporation	7.000%	N/R	2,454,889

223,086	Gramercy Property Trust	7.125%	BB+	5,833,699

172,391	Hersha Hospitality Trust	6.875%	N/R	4,187,377

203,705	Hersha Hospitality Trust	6.500%	N/R	4,585,400

350,142	Hersha Hospitality Trust	6.500%	N/R	7,836,178

218,565	Investors Real Estate Trust	7.950%	N/R	5,547,180

249,168	LaSalle Hotel Properties	6.300%	N/R	5,798,139

9,545	Mid-America Apartment Communities Inc.	8.500%	BBB–	612,503

160,172	Monmouth Real Estate Investment Corp	6.125%	N/R	3,778,457

229,392	Pebblebrook Hotel Trust	6.500%	N/R	5,576,520

181,990	Pebblebrook Hotel Trust	6.375%	N/R	4,298,604

8,499	PS Business Parks, Inc.	6.000%	BBB	206,611

732	PS Business Parks, Inc.	5.750%	BBB	17,041

92,390	Public Storage, Inc.	5.750%	A3	2,242,305

59,295	Rait Financial Trust	7.125%	N/R	1,448,577

25,653	Retail Properties of America	7.000%	BB	638,760

794	Rexford Industral Realty Inc.	5.875%	BB	17,897

65,323	Senior Housing Properties Trust	6.250%	BBB–	1,598,454

387	Senior Housing Properties Trust	5.625%	BBB–	9,021

118,236	STAG Industrial Inc.	6.875%	BB+	3,033,936

168,012	Summit Hotel Properties Inc.	7.875%	N/R	4,343,110

278,674	Summit Hotel Properties Inc.	7.125%	N/R	6,994,717

42	NUVEEN

Shares	Description (1)	Coupon	Ratings (4)	Value

	Equity Real Estate Investment Trusts (continued)

126,824	Summit Hotel Properties Inc.	6.450%	N/R	$2,986,705

221,699	Sunstone Hotel Investors Inc.	6.450%	N/R	5,511,437

63,045	Taubman Centers Incorporated, Series K	6.250%	N/R	1,560,364

141,960	UMH Properties Inc.	8.000%	N/R	3,776,136

123,838	Urstadt Biddle Properties	7.125%	N/R	3,157,869

196,101	Urstadt Biddle Properties	6.750%	N/R	5,051,562

5,951	Vornado Realty Trust	5.700%	BBB–	140,206

29,671	Washington Prime Group, Inc.	6.875%	Ba1	735,841
	Total Equity Real Estate Investment Trusts			140,105,052

	Independent Power & Renewable Electricity Producers – 0.2%

116,961	Brookfield Renewable Partners, Preferred Equity	5.750%	BB+	2,264,913

	Mortgage Real Estate Investment Trusts – 1.1%

78,292	Apollo Commercial Real Estate Finance	8.625%	N/R	1,977,656

144,196	Arbor Realty Trust Incorporated	7.375%	N/R	3,648,159

78,506	Colony Financial Inc.	7.500%	N/R	1,959,510

250,682	Colony Financial Inc.	7.125%	N/R	5,840,891

17,852	Colony Financial Inc.	8.500%	N/R	450,942
	Total Mortgage Real Estate Investment Trusts			13,877,158

	Multi-Utilities – 2.4%

635,743	Dominion Resources Inc.	5.250%	BBB–	14,113,495

278,536	DTE Energy Company	6.000%	Baa2	7,158,375

318,989	DTE Energy Company	5.375%	Baa2	7,190,012

85,535	DTE Energy Company	5.250%	Baa2	2,056,261
	Total Multi-Utilities			30,518,143

	Oil, Gas & Consumable Fuels – 0.9%

312,692	Nustar Energy LP	8.500%	BB+	8,395,779

3,791	Nustar Logistics Limited Partnership	7.625%	Ba2	97,807

148,241	Pembina Pipeline Corporation	5.750%	BB+	2,913,700
	Total Oil, Gas & Consumable Fuels			11,407,286

	Real Estate Management & Development – 0.1%

81,131	Landmark Infrastructure Partners LP	8.000%	N/R	1,939,031

	Trading Companies & Distributors – 0.2%

101,752	GATX Corporation	5.625%	BBB	2,366,752
	Total $25 Par (or similar) Retail Preferred (cost $268,880,449)			260,586,147

NUVEEN	43

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments	December 31, 2016

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		CORPORATE BONDS – 14.6%

		Commercial Services & Supplies – 1.1%

$3,685		Advanced Disposal Services, Inc., 144A	5.625%	11/15/24	B–	$3,666,575

6,270		Covanta Holding Corporation	5.875%	3/01/24	Ba3	6,034,875

3,926		GFL Environmental Corporation, 144A	9.875%	2/01/21	B–	4,318,600
		Total Commercial Services & Supplies				14,020,050

		Construction & Engineering – 0.1%

16,000	NOK	VV Holding AS, 144A	6.230%	7/10/19	N/R	1,709,398

		Consumer Finance – 0.1%

745		Covenant Surgical Partners Inc., 144A	8.750%	8/01/19	B–	718,925

		Diversified Telecommunication Services – 0.9%

5,743		Qualitytech LP/QTS Finance Corp.	5.875%	8/01/22	BB	5,843,503

6,105		SBA Communications Corporation, 144A	4.875%	9/01/24	B+	6,028,688
		Total Diversified Telecommunication Services				11,872,191

		Electric Utilities – 0.1%

1,670		Intergen NV, 144A	7.000%	6/30/23	B1	1,486,300

		Equity Real Estate Investment Trusts – 2.4%

5,440		Care Capital Properties, Inc., 144A	5.125%	8/15/26	BBB–	5,291,945

1,775		CBL & Associates LP	5.950%	12/15/26	BBB–	1,785,437

2,115		CoreCivic, Inc.	4.625%	5/01/23	Ba1	2,083,275

1,894		Corporate Office Properties LP	5.000%	7/01/25	BBB–	1,932,261

2,697		DuPont Fabros Technology LP	5.625%	6/15/23	Ba1	2,818,365

4,140		Geo Group Inc.	6.000%	4/15/26	BB–	4,067,550

2,820		MPT Operating Partnership Finance	5.250%	8/01/26	BBB–	2,763,600

2,690		Omega Healthcare Investors Inc.	4.500%	4/01/27	BBB–	2,577,727

4,530		PLA Administradora Industrial, S. de R.L. de C.V., 144A	5.250%	11/10/22	Baa3	4,348,800

3,035		Trust F/1401, 144A	5.250%	1/30/26	Baa2	2,906,013
		Total Equity Real Estate Investment Trusts				30,574,973

		Gas Utilities – 1.1%

3,055		AmeriGas Partners LP/AmeriGas Finance Corporation	5.875%	8/20/26	BB	3,100,825

4,225		Ferrellgas LP	6.750%	1/15/22	B	4,182,750

335		Ferrellgas LP	6.750%	6/15/23	B	329,138

2,760		LBC Tank Terminals Holdings Netherlands BV, 144A	6.875%	5/15/23	B	2,822,100

400		Suburban Propane Partners LP	5.500%	6/01/24	BB–	405,000

3,254		Suburban Propane Partners LP	5.750%	3/01/25	BB–	3,302,810
		Total Gas Utilities				14,142,623

		Health Care Equipment & Supplies – 0.2%

2,980		Tenet Healthcare Corporation	8.125%	4/01/22	B–	2,811,630

44	NUVEEN

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Health Care Providers & Services – 1.0%

$2,705		Acadia Healthcare	5.625%	2/15/23	B	$2,705,000

2,105		Community Health Systems, Inc.	6.875%	2/01/22	B	1,462,975

1,240		HCA Inc.	5.375%	2/01/25	BB	1,243,100

2,295		Iasis Healthcare Capital Corporation	8.375%	5/15/19	CCC+	1,996,650

2,060		Kindred Healthcare Inc.	6.375%	4/15/22	B–	1,838,550

1,130		Lifepoint Health Inc.	5.875%	12/01/23	Ba2	1,144,125

1,860		Select Medical Corporation	6.375%	6/01/21	B–	1,860,000
		Total Health Care Providers & Services				12,250,400

		Hotels, Restaurants & Leisure – 0.3%

3,640		MGM Growth Properties Operating Partnership LP / MGP Escrow Co-Issuer, Inc., 144A	4.500%	9/01/26	BB–	3,494,400

		Independent Power & Renewable Electricity Producers – 0.5%

3,265		Dynegy Inc., 144A	8.000%	1/15/25	B+	3,044,613

4,155		GenOn Energy Inc.	9.500%	10/15/18	CCC+	2,937,066
		Total Independent Power & Renewable Electricity Producers				5,981,679

		Internet Software & Services – 0.2%

2,565		Equinix Inc.	5.750%	1/01/25	BB+	2,680,425

		IT Services – 0.4%

4,685		Zayo Group LLC / Zayo Capital Inc.	6.000%	4/01/23	B–	4,872,400

		Marine – 0.1%

1,850		Navios South American Logisitics Inc., Finance US Inc., 144A	7.250%	5/01/22	B–	1,748,250

		Mortgage Real Estate Investment Trusts – 0.2%

2,385		Starwood Property Trust, 144A	5.000%	12/15/21	BB–	2,416,959

		Multi-Utilities – 1.0%

4,855		Dominion Resources Inc.	5.750%	10/01/54	BBB–	4,976,375

5,600	GBP	RWE AG, Reg S	7.000%	3/29/49	BB+	7,135,536
		Total Multi-Utilities				12,111,911

		Oil, Gas & Consumable Fuels – 3.2%

1,230		Calumet Specialty Products	6.500%	4/15/21	CCC+	1,042,425

3,624		Calumet Specialty Products	7.625%	1/15/22	CCC+	3,071,340

4,065		Cheniere Corpus Christi Holdings, LLC, 144A	5.875%	3/31/25	BB–	4,147,560

1,724		Crestwood Midstream Partners LP	6.125%	3/01/22	BB–	1,767,100

4,980		DCP Midstream LLC, 144A	5.850%	5/21/43	BB–	4,233,000

4,280		Energy Transfer Equity LP	5.500%	6/01/27	BB+	4,173,000

3,755		Genesis Energy LP	5.625%	6/15/24	B+	3,689,288

2,045		Gibson Energy, 144A	6.750%	7/15/21	BB	2,121,688

2,020		Global Partners LP/GLP Finance	6.250%	7/15/22	B+	1,935,402

NUVEEN	45

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments	December 31, 2016

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Oil, Gas & Consumable Fuels (continued)

$890		Global Partners LP/GLP Finance	7.000%	6/15/23	B+	$858,850

3,288		Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	3,246,900

650		NGL Energy Partners LP/Fin Co, 144A	7.500%	11/01/23	BB–	671,125

1,050		NGL Energy Partners LP/Fin Co	6.875%	10/15/21	BB–	1,073,625

3,370		PBF Holding Company LLC, 144A	7.000%	11/15/23	BBB–	3,353,150

3,002		Rose Rock Midstream LP / Rose Rock Finance Corporation	5.625%	7/15/22	B+	2,949,465

2,430		Summit Midstream Holdings LLC Finance	5.500%	8/15/22	B+	2,369,250

415		Tesoro Logistics LP Finance Corporation	5.250%	1/15/25	BB+	423,818
		Total Oil, Gas & Consumable Fuels				41,126,986

		Real Estate Management & Development – 0.7%

3,630		Hunt Companies Inc., 144A	9.625%	3/01/21	N/R	3,788,812

4,425		Kennedy-Wilson Holdings Incorporated	5.875%	4/01/24	BB–	4,507,968
		Total Real Estate Management & Development				8,296,780

		Road & Rail – 0.2%

2,545		Watco Companies LLC Finance, 144A	6.375%	4/01/23	B–	2,634,075

		Software – 0.3%

4,060		SixSigma Networks Mexico SA de CV, 144A	8.250%	11/07/21	B+	3,816,400

		Transportation Infrastructure – 0.1%

1,595		Mexico City Airport Trust, 144A	4.250%	10/31/26	BBB+	1,563,100

		Wireless Telecommunication Services – 0.4%

1,625		Inmarsat Finance PLC, 144A	4.875%	5/15/22	BB+	1,580,312

3,881		Inmarsat Finance PLC, 144A	6.500%	10/01/24	BB+	3,939,214
		Total Wireless Telecommunication Services				5,519,526
		Total Corporate Bonds (cost $188,963,353)				185,849,381

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 7.8%

		Diversified Financial Services – 0.2%

$2,185		National Rural Utilities Cooperative Finance Corporation	5.250%	4/20/46	A3	$2,272,903

		Electric Utilities – 3.8%

5,220		AES Gener SA, 144A	8.375%	12/18/73	BB	5,559,300

20,015		Emera, Inc.	6.750%	6/15/76	BBB-	21,416,048

5,690		Enel SpA, 144A	8.750%	9/24/73	BBB-	6,472,375

2,800	EUR	Energias de Portugal, SA, Reg S	5.375%	9/16/75	Ba2	3,072,138

3,605		Exelon Corporation	6.350%	3/15/33	Baa2	3,704,527

5,810	GBP	NGG Finance PLC, Reg S	5.625%	6/18/73	BBB	7,762,269
		Total Electric Utilities				47,986,657

46	NUVEEN

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Energy Equipment & Services – 2.5%

4,005	EUR	Origin Energy Finance Limited, Reg S	7.875%	6/16/71	BB	$4,486,093

11,775		Transcanada Trust	5.875%	8/15/76	BBB	12,246,000

15,165		Transcanada Trust	5.625%	5/20/75	BBB	15,316,649
		Total Energy Equipment & Services				32,048,742

		Multi-Utilities – 0.4%

4,420	GBP	Centrica PLC	5.250%	4/10/75	BBB	5,551,249

		Oil, Gas & Consumable Fuels – 0.9%

9,795		Enbridge Inc.	6.000%	1/15/77	BBB-	9,770,514

1,990		Enterprise Products Operating LP	7.034%	1/15/68	Baa2	2,031,463
		Total Oil, Gas & Consumable Fuels				11,801,977
		Total $1,000 Par (or similar) Institutional Preferred (cost $98,477,530)				99,661,528

Shares		Description (1), (6)				Value

		INVESTMENT COMPANIES – 1.7%

3,677,027		John Laing Infrastructure Fund				$5,877,443

32,938,752		Keppel Infrastructure Trust				10,799,425

1,534,466		NextEnergy Solar Fund Limited				2,037,634

1,822,330		Starwood European Real Estate Finance Limited				2,425,506
		Total Investment Companies (cost $23,724,154)				21,140,008
		Total Long-Term Investments (cost $1,234,045,094)				1,230,727,762

Principal Amount (000)		Description (1)	Coupon	Maturity		Value

		SHORT-TERM INVESTMENTS – 1.6%

		REPURCHASE AGREEMENTS – 1.6%

$20,502		Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/30/16, repurchase price $20,501,874, collateralized by $21,570,000 U.S. Treasury Notes, 1.125%, due 7/31/21, value $20,915,113	0.030%	1/03/17		$20,501,806
		Total Short-Term Investments (cost $20,501,806)				20,501,806
		Total Investments (cost $1,254,546,900) – 98.4%				1,251,229,568
		Other Assets Less Liabilities – 1.6% (7)				19,830,733
		Net Assets – 100%				$1,271,060,301

Investments in Derivatives as of December 31, 2016

Futures Contracts

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Short	(306)	3/17	$(36,005,203)	$(50,203)	$(30,598)

NUVEEN	47

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments	December 31, 2016

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Rating are not covered by the report of independent registered public accounting firm.

(5)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(6)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(7)	Other assets less liabilities include the unrealized appreciation (depreciation) of over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-trade derivatives is recognized as part of the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the SEC. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

EUR	Euro

GBP	Pound Sterling

NOK	Norwegian Krone

See accompanying notes to financial statements.

48	NUVEEN

Nuveen Real Estate Securities Fund

Portfolio of Investments	December 31, 2016

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 96.1%

	COMMON STOCKS – 0.1%

	Health Care Providers & Services – 0.1%

224,993	Capital Senior Living Corporation, (2)	$3,611,138
	Total Common Stocks (cost $1,486,694)	3,611,138

Shares	Description (1)	Value

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 96.0%

	Diversified – 3.7%

20,755	Empire State Realty Trust Inc.	$419,043

626,103	Forest City Realty Trust Inc.	13,047,987

1,447,167	Liberty Property Trust	57,163,097

49,881	PS Business Parks Inc.	5,812,134

224,315	Spirit Realty Capital Inc.	2,436,061

1,163,832	STORE Capital Corporation	28,758,289

981,388	VEREIT, Inc.	8,302,542

1,612,865	Washington Real Estate Investment Trust	52,724,557
	Total Diversified	168,663,710

	Health Care – 9.7%

330,197	CareTrust REIT Inc.	5,058,618

1,175,447	Health Care Property Investors Inc.	34,934,285

1,054,003	Healthcare Realty Trust, Inc.	31,957,371

527,739	Healthcare Trust of America Inc., Class A	15,362,482

317,558	LTC Properties Inc.	14,918,875

221,833	MedEquities Realty Trust, Inc.	2,462,346

137	New Senior Investment Group Inc.	1,341

9,486,383	Parkway Life Real Estate Investment Trust	15,459,630

655,478	Physicians Realty Trust	12,427,863

754,876	Senior Housing Properties Trust	14,289,803

2,302,268	Ventas Inc.	143,937,795

2,383,347	Welltower Inc.	159,517,415
	Total Health Care	450,327,824

	Hotels & Resorts – 4.0%

603,353	Apple Hospitality REIT, Inc.	12,054,993

42,234	Chesapeake Lodging Trust	1,092,171

2,363,928	DiamondRock Hospitality Company	27,256,090

62,945	Hersha Hospitality Trust	1,353,318

1,052,691	Host Hotels & Resorts Inc.	19,832,698

NUVEEN	49

Nuveen Real Estate Securities Fund (continued)

Portfolio of Investments	December 31, 2016

Shares	Description (1)	Value

	Hotels & Resorts (continued)

427,457	MGM Growth Properties LLC	$10,818,937

2,699,295	Summit Hotel Properties Inc.	43,269,699

4,390,121	Sunstone Hotel Investors Inc.	66,949,345

94,122	Xenia Hotels & Resorts Inc.	1,827,849
	Total Hotels & Resorts	184,455,100

	Industrial – 10.0%

1,713,952	DCT Industrial Trust Inc.	82,064,022

5,058,384	Duke Realty Corporation	134,350,679

75,945	EastGroup Properties Inc.	5,607,779

3,110,961	First Industrial Realty Trust, Inc.	87,262,456

127	Monmouth Real Estate Investment Corporation	1,935

2,366,507	Prologis Inc.	124,927,905

1,095,478	STAG Industrial Inc.	26,149,060

92,954	Terreno Realty Corporation	2,648,259
	Total Industrial	463,012,095

	Mortgage – 0.2%

12,574	Blackstone Mortgage Trust Inc, Class A	378,100

416,015	Starwood Property Trust Inc.	9,131,529
	Total Mortgage	9,509,629

	Office – 15.6%

824,368	Alexandria Real Estate Equities Inc.	91,612,016

866,326	Boston Properties, Inc.	108,966,484

1,187,234	Brandywine Realty Trust	19,601,233

28,825	City Office REIT, Inc.	379,625

413,882	Corporate Office Properties	12,921,396

976,693	Cousins Properties, Inc.	8,311,657

101,474	Douglas Emmett Inc.	3,709,889

588,835	Easterly Government Properties, Inc.	11,788,477

1,951,194	Equity Commonwealth	59,004,107

542,871	Highwoods Properties, Inc.	27,691,850

271,238	Hudson Pacific Properties Inc.	9,433,658

764,654	Kilroy Realty Corporation	55,987,966

475,309	Mack-Cali Realty Corporation	13,793,467

2,049,959	Paramount Group Inc.	32,778,844

155,287	Piedmont Office Realty Trust	3,247,051

889,890	SL Green Realty Corporation	95,707,670

1,597,907	Vornado Realty Trust	166,773,554
	Total Office	721,708,944

50	NUVEEN

Shares	Description (1)	Value

	Residential – 16.9%

221,611	American Campus Communities Inc.	$11,029,579

1,878,622	American Homes 4 Rents, Class A, (3)	39,413,490

1,067,288	Apartment Investment & Management Company, Class A	48,508,240

875,330	AvalonBay Communities, Inc.	155,064,710

1,064,053	Camden Property Trust	89,454,936

111,174	Colony Starwood Homes	3,202,923

349,494	Education Realty Trust Inc.	14,783,596

1,116,640	Equity Lifestyles Properties Inc.	80,509,744

1,342,730	Equity Residential	86,418,103

332,350	Essex Property Trust Inc.	77,271,375

525,060	Mid-America Apartment Communities	51,413,875

1,606,052	Milestone Apartments Real Estate Investment Trust	22,727,433

670,151	Monogram Residential Trust, Inc.	7,251,034

817,042	Sun Communities Inc.	62,593,588

854,526	UDR Inc.	31,173,108
	Total Residential	780,815,734

	Retail – 22.6%

753,467	Acadia Realty Trust	24,623,302

8,454	Alexander’s Inc.	3,608,759

2,747,843	Brixmor Property Group Inc.	67,102,326

1,182,630	Cedar Shopping Centers Inc.	7,722,574

2,934,712	Developers Diversified Realty Corporation	44,813,052

849,992	Equity One Inc.	26,086,254

915,424	Federal Realty Investment Trust	130,090,905

3,752,899	GGP, Inc.	93,747,417

1,277,385	Kimco Realty Corporation	32,139,007

178,046	Kite Realty Group Trust	4,180,520

861,440	National Retail Properties, Inc.	38,075,648

1,146,324	Ramco-Gershenson Properties Trust	19,006,052

42,230	Realty Income Corporation	2,427,380

889,046	Regency Centers Corporation	61,299,722

1,021,239	Retail Properties of America Inc.	15,655,594

2,488,021	Simon Property Group, Inc.	442,046,690

2,249	Taubman Centers Inc.	166,269

67,656	Urban Edge Properties	1,861,217

910,484	Urstadt Biddle Properties Inc.	21,951,769

135,145	Washington Prime Group, Inc.	1,406,859

242,390	Weingarten Realty Trust	8,675,138
	Total Retail	1,046,686,454

NUVEEN	51

Nuveen Real Estate Securities Fund (continued)

Portfolio of Investments	December 31, 2016

Shares	Description (1)	Value

	Specialized – 13.3%

57,882	Coresite Realty Corporation	$4,594,094

681,807	Crown Castle International Corporation	59,160,393

1,360,014	CubeSmart	36,407,575

238,495	CyrusOne Inc.	10,667,881

1,200,468	Digital Realty Trust Inc.	117,957,986

307,515	Equinix Inc.	109,908,936

368,921	Extra Space Storage Inc.	28,495,458

649,644	Gaming and Leisure Properties Inc.	19,892,099

138,196	Life Storage, Inc.	11,782,591

202,002	National Storage Affiliates Trust, (3)	4,458,184

873,893	Public Storage, Inc.	195,315,086

373,244	QTS Realty Trust Inc., Class A Shares	18,531,565
	Total Specialized	617,171,848
	Total Real Estate Investment Common Stocks (cost $3,370,417,299)	4,442,351,338
	Total Long-Term Investments (cost $3,371,903,993)	4,445,962,476

Shares	Description (1)	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.0%

	Money Market Funds – 0.0%

1,268,350	First American Government Obligations Fund, Class X, 0.467%, (4), (5)	$1,268,350
	Total Investments Purchased with Collateral from Securities Lending (cost $1,268,350)	1,268,350

Shares	Description (1)	Value

	SHORT-TERM INVESTMENTS – 0.8%

	Money Market Funds – 0.8%

35,899,963	First American Treasury Obligations Fund, Class Z, 0.389%, (4)	$35,899,963
	Total Short-Term Investments (cost $35,899,963)	35,899,963
	Total Investments (cost $3,409,072,306) – 96.9%	4,483,130,789
	Other Assets Less Liabilities – 3.1%	143,699,530
	Net Assets – 100%	$4,626,830,319

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $1,257,226.

(4)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and, Investments in Derivatives, Securities Lending for more information.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

52	NUVEEN

Statement of

Assets and Liabilities	December 31, 2016

	Global Infrastructure	Real Asset Income	Real Estate Securities
Assets
Long-term investments, at value (cost $359,915,830, $1,234,045,094 and $3,371,903,993, respectively)	$410,843,763	$1,230,727,762	$4,445,962,476
Short-term investments, at value (cost approximates value)	11,816,594	20,501,806	35,899,963
Investments purchased with collateral from securities lending, at value (cost approximates value)	—	—	1,268,350
Cash	9,119	94,683	—
Cash collateral at brokers(1)	—	264,100	—
Cash denominated in foreign currencies (cost $281,648, $123,626 and $—, respectively)	281,087	123,771	—
Receivable for:
Dividends	868,937	4,683,257	22,296,615
Due from broker	—	—	268
Interest	20	4,658,234	21,474
Investments sold	8,590,776	21,271,809	171,913,322
Reclaims	154,095	136,021	40,975
Shares sold	2,011,597	7,089,142	11,491,347
Other assets	61,190	81,276	251,526
Total assets	434,637,178	1,289,631,861	4,689,146,316
Liabilities
Payable for:
Collateral from securities lending program	—	—	1,268,350
Dividends	734	425,303	1,833
Investments purchased	17,894,001	10,306,098	32,292,321
Shares redeemed	734,585	6,292,100	22,171,756
Variation margin on futures contracts	—	50,203	—
Accrued expenses:
Directors fees	24,362	21,137	217,029
Management fees	193,417	705,249	3,200,267
12b-1 distribution and service fees	32,041	201,645	237,344
Other	358,930	569,825	2,927,097
Total liabilities	19,238,070	18,571,560	62,315,997
Net assets	$415,399,108	$1,271,060,301	$4,626,830,319
Class A Shares
Net assets	$70,173,379	$234,494,731	$679,318,418
Shares outstanding	7,239,087	10,302,839	31,225,896
Net asset value (“NAV”) per share	$9.69	$22.76	$21.75
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$10.28	$24.15	$23.08
Class C Shares
Net assets	$22,867,521	$182,744,450	$89,122,609
Shares outstanding	2,376,069	8,024,468	4,207,827
NAV and offering price per share	$9.62	$22.77	$21.18
Class R3 Shares
Net assets	$729,976	—	$53,412,772
Shares outstanding	74,137	—	2,419,571
NAV and offering price per share	$9.85	—	$22.08
Class R6 Shares
Net assets	$7,626,806	$7,236,829	$307,921,144
Shares outstanding	790,035	317,036	13,854,188
NAV and offering price per share	$9.65	$22.83	$22.23
Class I Shares
Net assets	$314,001,426	$846,584,291	$3,497,055,376
Shares outstanding	32,508,814	37,192,695	158,426,843
NAV and offering price per share	$9.66	$22.76	$22.07
Net assets consist of:
Capital paid-in	$382,430,280	$1,312,964,021	$3,647,321,179
Undistributed (Over-distribution of) net investment income	(640,960)	(2,742,160)	(3,193,974)
Accumulated net realized gain (loss)	(17,299,467)	(35,762,883)	(91,365,393)
Net unrealized appreciation (depreciation)	50,909,255	(3,398,677)	1,074,068,507
Net assets	$415,399,108	$1,271,060,301	$4,626,830,319
Authorized shares – per class	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

NUVEEN	53

Statement of

Operations	Year Ended December 31, 2016

	Global Infrastructure	Real Asset Income	Real Estate Securities
Investment Income
Dividend (net of foreign tax withheld of $1,232,161, $1,695,289 and $129,641, respectively)	$19,398,194	$44,554,650	$128,235,813
Interest (net of foreign tax withheld of $—, $722 and $—, respectively)	2,705	15,266,949	248,220
Securities lending income, net	—	—	478,361
Total investment income	19,400,899	59,821,599	128,962,394
Expenses
Management fees	4,938,063	7,439,837	39,819,074
12b-1 service fees – Class A Shares	476,650	487,037	1,765,810
12b-1 distribution and service fees – Class C Shares	227,750	1,519,054	936,789
12b-1 distribution and service fees – Class R3 Shares	3,379	—	281,814
Shareholder servicing agent fees	867,891	1,017,809	8,566,994
Custodian fees	387,934	315,132	496,414
Directors fees	16,910	27,120	141,996
Professional fees	116,240	125,749	389,961
Shareholder reporting expenses	126,335	319,827	835,578
Federal and state registration fees	83,976	175,792	169,228
Other	23,383	31,157	89,374
Total expenses before fee waiver/expense reimbursement	7,268,511	11,458,514	53,493,032
Fee waiver/expense reimbursement	(1,253,241)	(215,687)	—
Net expenses	6,015,270	11,242,827	53,493,032
Net investment income (loss)	13,385,629	48,578,772	75,469,362
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	17,484,759	(7,604,540)	347,129,624
Futures contracts	—	298,789	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	26,962,900	35,725,297	(121,760,330)
Futures contracts	—	(60,312)	—
Net realized and unrealized gain (loss)	44,447,659	28,359,234	225,369,294
Net increase (decrease) in net assets from operations	$57,833,288	$76,938,006	$300,838,656

See accompanying notes to financial statements.

54	NUVEEN

Statement of

Changes in Net Assets

	Global Infrastructure		Real Asset Income
	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/16	Year Ended 12/31/15
Operations
Net investment income (loss)	$13,385,629	$13,376,660	$48,578,772	$37,947,976
Net realized gain (loss) from:
Investments and foreign currency	17,484,759	(5,242,298)	(7,604,540)	(29,153,469)
Futures contracts	—	—	298,789	(230,312)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	26,962,900	(58,260,889)	35,725,297	(45,015,221)
Futures contracts	—	—	(60,312)	35,407
Net increase (decrease) in net assets from operations	57,833,288	(50,126,527)	76,938,006	(36,415,619)
Distributions to Shareholders
From net investment income:
Class A Shares	(2,014,559)	(5,742,790)	(9,520,295)	(7,210,315)
Class C Shares	(514,945)	(267,494)	(6,288,827)	(5,264,396)
Class R3 Shares	(20,108)	(10,452)	—	—
Class R6 Shares	(265,656)	—	(160,669)	—
Class I Shares	(10,851,267)	(7,449,963)	(34,064,245)	(24,669,751)
From accumulated net realized gains:
Class A Shares	(2,826,222)	(2,939,567)	—	(87,603)
Class C Shares	(1,101,213)	(226,933)	—	(63,961)
Class R3 Shares	(33,392)	(6,698)	—	—
Class R6 Shares	(382,645)	—	—	—
Class I Shares	(15,447,553)	(3,397,978)	—	(299,729)
Return of capital:
Class A Shares	—	—	(583,101)	(679,198)
Class C Shares	—	—	(454,517)	(495,896)
Class R3 Shares	—	—	—	—
Class R6 Shares	—	—	(22,047)	—
Class I Shares	—	—	(1,983,562)	(2,323,846)
Decrease in net assets from distributions to shareholders	(33,457,560)	(20,041,875)	(53,077,263)	(41,094,695)
Fund Share Transactions
Proceeds from sale of shares	166,091,008	219,472,222	668,957,937	662,083,323
Proceeds from shares issued to shareholders due to reinvestment of distributions	20,959,883	14,888,996	49,515,897	38,535,295
	187,050,891	234,361,218	718,473,834	700,618,618
Cost of shares redeemed	(426,771,123)	(201,971,824)	(316,788,188)	(304,591,153)
Net increase (decrease) in net assets from Fund share transactions	(239,720,232)	32,389,394	401,685,646	396,027,465
Net increase (decrease) in net assets	(215,344,504)	(37,779,008)	425,546,389	318,517,151
Net assets at the beginning of period	630,743,612	668,522,620	845,513,912	526,996,761
Net assets at the end of period	$415,399,108	$630,743,612	$1,271,060,301	$845,513,912
Undistributed (Over-distribution of) net investment income at the end of period	$(640,960)	$(192,373)	$(2,742,160)	$(317,315)

See accompanying notes to financial statements.

NUVEEN	55

Statement of Changes in Net Assets (continued)

	Real Estate Securities
	Year Ended 12/31/16	Year Ended 12/31/15
Operations
Net investment income (loss)	$75,469,362	$77,295,589
Net realized gain (loss) from:
Investments and foreign currency	347,129,624	297,766,181
Futures contracts	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(121,760,330)	(233,603,288)
Futures contracts	—	—
Net increase (decrease) in net assets from operations	300,838,656	141,458,482
Distributions to Shareholders
From net investment income:
Class A Shares	(9,663,575)	(11,083,720)
Class C Shares	(535,203)	(1,473,932)
Class R3 Shares	(705,167)	(967,928)
Class R6 Shares	(4,932,521)	(3,643,691)
Class I Shares	(60,167,816)	(59,164,505)
From accumulated net realized gains:
Class A Shares	(60,499,061)	(44,723,405)
Class C Shares	(8,266,798)	(5,947,397)
Class R3 Shares	(4,721,116)	(3,905,642)
Class R6 Shares	(25,948,085)	(14,702,489)
Class I Shares	(315,591,167)	(238,731,956)
Return of capital:
Class A Shares	—	—
Class C Shares	—	—
Class R3 Shares	—	—
Class R6 Shares	—	—
Class I Shares	—	—
Decrease in net assets from distributions to shareholders	(491,030,509)	(384,344,665)
Fund Share Transactions
Proceeds from sale of shares	1,348,388,830	1,272,872,284
Proceeds from shares issued to shareholders due to reinvestment of distributions	381,812,671	294,759,655
	1,730,201,501	1,567,631,939
Cost of shares redeemed	(1,674,627,567)	(1,809,523,366)
Net increase (decrease) in net assets from Fund share transactions	55,573,934	(241,891,427)
Net increase (decrease) in net assets	(134,617,919)	(484,777,610)
Net assets at the beginning of period	4,761,448,238	5,246,225,848
Net assets at the end of period	$4,626,830,319	$4,761,448,238
Undistributed (Over-distribution of) net investment income at the end of period	$(3,193,974)	$(4,204,775)

See accompanying notes to financial statements.

56	NUVEEN

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NUVEEN	57

Financial

Highlights

Global Infrastructure

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended December 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/07)
2016	$9.75	$0.25	$0.49	$0.74	$(0.30)	$(0.50)	$(0.80)	$9.69
2015	10.79	0.19	(0.93)	(0.74)	(0.20)	(0.10)	(0.30)	9.75
2014	10.35	0.20	1.24	1.44	(0.16)	(0.84)	(1.00)	10.79
2013	9.56	0.21	1.17	1.38	(0.16)	(0.43)	(0.59)	10.35
2012	8.59	0.21	1.12	1.33	(0.20)	(0.16)	(0.36)	9.56
Class C (11/08)
2016	9.69	0.16	0.49	0.65	(0.22)	(0.50)	(0.72)	9.62
2015	10.71	0.11	(0.91)	(0.80)	(0.12)	(0.10)	(0.22)	9.69
2014	10.27	0.11	1.23	1.34	(0.06)	(0.84)	(0.90)	10.71
2013	9.49	0.13	1.17	1.30	(0.09)	(0.43)	(0.52)	10.27
2012	8.53	0.13	1.11	1.24	(0.12)	(0.16)	(0.28)	9.49
Class R3 (11/08)
2016	9.90	0.22	0.51	0.73	(0.28)	(0.50)	(0.78)	9.85
2015	10.95	0.17	(0.95)	(0.78)	(0.17)	(0.10)	(0.27)	9.90
2014	10.48	0.18	1.25	1.43	(0.12)	(0.84)	(0.96)	10.95
2013	9.68	0.19	1.18	1.37	(0.14)	(0.43)	(0.57)	10.48
2012	8.68	0.18	1.15	1.33	(0.17)	(0.16)	(0.33)	9.68
Class R6 (6/16)
2016(e)	11.06	0.11	(0.67)	(0.56)	(0.35)	(0.50)	(0.85)	9.65
Class I (12/07)
2016	9.73	0.27	0.50	0.77	(0.34)	(0.50)	(0.84)	9.66
2015	10.77	0.22	(0.94)	(0.72)	(0.22)	(0.10)	(0.32)	9.73
2014	10.35	0.21	1.26	1.47	(0.21)	(0.84)	(1.05)	10.77
2013	9.57	0.24	1.17	1.41	(0.20)	(0.43)	(0.63)	10.35
2012	8.62	0.23	1.13	1.36	(0.25)	(0.16)	(0.41)	9.57

58	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

7.61%	$70,173	1.45%		2.20%		1.22%		2.42%		149%
(6.89)	287,424	1.45		1.59		1.22		1.82		133
14.11	268,672	1.43		1.57		1.22		1.77		162
14.73	107,137	1.43		1.87		1.23		2.07		166
15.52	68,763	1.43		2.08		1.24		2.28		200

6.71	22,868	2.21		1.30		1.97		1.53		149
(7.50)	22,307	2.20		0.83		1.97		1.05		133
13.28	24,820	2.18		0.74		1.97		0.95		162
13.90	20,127	2.18		1.11		1.98		1.31		166
14.58	14,291	2.19		1.25		1.99		1.45		200

7.37	730	1.71		1.81		1.47		2.04		149
(7.10)	607	1.70		1.39		1.47		1.62		133
13.86	399	1.68		1.33		1.47		1.54		162
14.40	138	1.67		1.61		1.48		1.81		166
15.36	128	1.66		1.67		1.49		1.84		200

(5.08)	7,627	1.09	*	1.78	*	0.86	*	2.02	*	149

7.91	314,001	1.20		2.30		0.97		2.54		149
(6.67)	320,406	1.20		1.83		0.97		2.05		133
14.46	374,631	1.18		1.68		0.97		1.88		162
15.03	525,149	1.18		2.12		0.98		2.33		166
15.78	246,922	1.18		2.32		0.99		2.51		200

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period June 30, 2016 (commencement of operations) through December 31, 2016.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	59

Financial Highlights (continued)

Real Asset Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended December 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (9/11)
2016	$21.87	$1.08	$1.00	$2.08	$(1.12)	$—	$(0.07)	$(1.19)	$22.76
2015	23.78	1.08	(1.80)	(0.72)	(1.08)	(0.01)	(0.10)	(1.19)	21.87
2014	22.01	1.15	2.18	3.33	(1.16)	(0.40)	—	(1.56)	23.78
2013	22.27	1.14	0.21	1.35	(1.12)	(0.49)	—	(1.61)	22.01
2012	20.38	1.22	2.21	3.43	(1.13)	(0.41)	—	(1.54)	22.27
Class C (9/11)
2016	21.89	0.91	0.99	1.90	(0.95)	—	(0.07)	(1.02)	22.77
2015	23.79	0.92	(1.81)	(0.89)	(0.90)	(0.01)	(0.10)	(1.01)	21.89
2014	22.01	0.98	2.18	3.16	(0.98)	(0.40)	—	(1.38)	23.79
2013	22.26	0.99	0.19	1.18	(0.94)	(0.49)	—	(1.43)	22.01
2012	20.37	1.08	2.19	3.27	(0.97)	(0.41)	—	(1.38)	22.26
Class R6 (6/16)
2016(e)	23.49	0.48	(0.57)	(0.09)	(0.50)	—	(0.07)	(0.57)	22.83
Class I (9/11)
2016	21.88	1.14	0.98	2.12	(1.17)	—	(0.07)	(1.24)	22.76
2015	23.78	1.14	(1.79)	(0.65)	(1.14)	(0.01)	(0.10)	(1.25)	21.88
2014	22.01	1.27	2.12	3.39	(1.22)	(0.40)	—	(1.62)	23.78
2013	22.27	1.21	0.19	1.40	(1.17)	(0.49)	—	(1.66)	22.01
2012	20.38	1.24	2.24	3.48	(1.18)	(0.41)	—	(1.59)	22.27

60	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

9.60%	$234,495	1.18%		4.72%		1.16%		4.74%		89%
(3.19)	161,064	1.18		4.68		1.16		4.69		82
15.40	115,322	1.25		4.77		1.17		4.85		86
6.13	49,174	1.34		4.87		1.17		5.05		141
17.22	10,365	1.68		5.06		1.17		5.57		177

8.74	182,744	1.93		3.97		1.91		3.99		89
(3.88)	129,301	1.92		3.99		1.91		4.01		82
14.54	65,928	2.00		4.07		1.92		4.14		86
5.38	24,648	2.09		4.19		1.92		4.37		141
16.36	4,479	2.33		4.51		1.92		4.92		177

(0.43)	7,237	0.84	*	4.08	*	0.82	*	4.11	*	89

9.82	846,584	0.93		4.98		0.91		5.00		89
(2.90)	555,149	0.93		4.97		0.91		4.98		82
15.69	345,747	0.99		5.29		0.92		5.37		86
6.40	58,677	1.10		5.11		0.92		5.29		141
17.50	27,343	1.52		5.10		0.92		5.70		177

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period June 30, 2016 (commencement of operations) through December 31, 2016.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	61

Financial Highlights (continued)

Real Estate Securities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended December 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (9/95)
2016	$22.66	$0.31	$1.14	$1.45	$(0.31)	$(2.05)	$—	$(2.36)	$21.75
2015	23.79	0.32	0.38	0.70	(0.37)	(1.46)	—	(1.83)	22.66
2014	19.46	0.32	5.62	5.94	(0.33)	(1.28)	—	(1.61)	23.79
2013	21.02	0.27	(0.06)	0.21	(0.29)	(1.35)	(0.13)	(1.77)	19.46
2012	18.76	0.28	3.07	3.35	(0.43)	(0.66)	—	(1.09)	21.02
Class C (2/00)
2016	22.11	0.12	1.12	1.24	(0.12)	(2.05)	—	(2.17)	21.18
2015	23.24	0.15	0.36	0.51	(0.18)	(1.46)	—	(1.64)	22.11
2014	19.03	0.15	5.50	5.65	(0.16)	(1.28)	—	(1.44)	23.24
2013	20.59	0.12	(0.08)	0.04	(0.12)	(1.35)	(0.13)	(1.60)	19.03
2012	18.39	0.12	3.01	3.13	(0.27)	(0.66)	—	(0.93)	20.59
Class R3 (9/01)
2016	23.00	0.26	1.16	1.42	(0.29)	(2.05)	—	(2.34)	22.08
2015	24.13	0.25	0.40	0.65	(0.32)	(1.46)	—	(1.78)	23.00
2014	19.72	0.28	5.69	5.97	(0.28)	(1.28)	—	(1.56)	24.13
2013	21.29	0.23	(0.08)	0.15	(0.24)	(1.35)	(0.13)	(1.72)	19.72
2012	18.99	0.23	3.12	3.35	(0.39)	(0.66)	—	(1.05)	21.29
Class R6 (4/13)
2016	23.07	0.43	1.16	1.59	(0.38)	(2.05)	—	(2.43)	22.23
2015	24.17	0.43	0.37	0.80	(0.44)	(1.46)	—	(1.90)	23.07
2014	19.72	0.48	5.65	6.13	(0.40)	(1.28)	—	(1.68)	24.17
2013(d)	24.06	0.31	(2.94)	(2.63)	(0.23)	(1.35)	(0.13)	(1.71)	19.72
Class I (6/95)
2016	22.97	0.38	1.15	1.53	(0.38)	(2.05)	—	(2.43)	22.07
2015	24.10	0.38	0.39	0.77	(0.44)	(1.46)	—	(1.90)	22.97
2014	19.70	0.40	5.68	6.08	(0.40)	(1.28)	—	(1.68)	24.10
2013	21.26	0.35	(0.08)	0.27	(0.35)	(1.35)	(0.13)	(1.83)	19.70
2012	18.97	0.35	3.09	3.44	(0.49)	(0.66)	—	(1.15)	21.26

62	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

6.58%	$679,318	1.30%		1.32%		1.30%		1.32%		139%
3.22	690,025	1.30		1.37		1.30		1.37		104
30.94	751,098	1.30		1.44		1.30		1.44		89
1.04	634,978	1.25		1.25		1.25		1.25		89
18.07	750,073	1.28		1.33		1.26		1.35		76

5.76	89,123	2.05		0.55		2.05		0.55		139
2.45	93,499	2.05		0.65		2.05		0.65		104
29.99	91,172	2.05		0.69		2.05		0.69		89
0.25	72,172	2.00		0.56		2.00		0.56		89
17.19	69,935	2.03		0.57		2.01		0.60		76

6.31	53,413	1.55		1.11		1.55		1.11		139
2.95	57,416	1.55		1.06		1.55		1.06		104
30.66	68,569	1.55		1.22		1.55		1.22		89
0.75	59,238	1.50		1.02		1.50		1.02		89
17.80	72,742	1.53		1.09		1.51		1.12		76

7.05	307,921	0.87		1.83		0.87		1.83		139
3.60	254,414	0.87		1.80		0.87		1.80		104
31.51	250,116	0.89		2.12		0.89		2.12		89
(10.88)	79,796	0.88	*	2.15	*	0.88	*	2.15	*	89

6.79	3,497,055	1.05		1.61		1.05		1.61		139
3.48	3,666,093	1.05		1.58		1.05		1.58		104
31.28	4,085,270	1.05		1.75		1.05		1.75		89
1.32	3,105,950	1.00		1.56		1.00		1.56		89
18.34	3,214,954	1.03		1.62		1.01		1.65		76

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period April 30, 2013 (commencement of operations) through December 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Footnote 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	63

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Global Infrastructure Fund (“Global Infrastructure”), Nuveen Real Asset Income Fund (“Real Asset Income”) and Nuveen Real Estate Securities Fund (“Real Estate Securities”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the state of Maryland on August 20, 1987.

The end of the reporting period for the Funds is December 31, 2016 and the period covered by these Notes to Financial Statements is the fiscal year ended December 31, 2016 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser, Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives

Global Infrastructure’s investment objective is to seek long-term growth of capital and income. Real Asset Income’s investment objective is to seek a high level of current income. The secondary investment objective of the Fund is to seek capital appreciation. Real Estate Securities’ investment objective is to provide above average current income and long-term capital appreciation.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principals generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the following Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Global Infrastructure
Outstanding when-issued/delayed delivery purchase commitments	$171,239

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue

64	NUVEEN

other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders annually for Global Infrastructure and quarterly for Real Estate Securities. Real Asset Income’s dividends from net investment income are declared daily and distributed to shareholders monthly, and the Fund’s shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Funds’ portfolios. Distributions received from certain securities in which the Funds invest, most notably real estate investment trust (“REIT”) securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months of the calendar year. The distribution is included in the Funds’ ordinary income until such time the Fund is notified by the issuer of the actual tax character. For the current fiscal period, dividend income, net realized gain (loss) and unrealized appreciation (depreciation) recognized on the Statement of Operations reflect the amounts of ordinary income, capital gain, and/or return of capital as reported by the issuers of such securities.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of Global Infrastructure and Real Estate Securities that are not directly attributable to a specific class of shares are prorated among the classes of each Fund based on the relative net assets of each class. Income and expenses of Real Asset Income that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives, when applicable, with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

NUVEEN	65

Notes to Financial Statements (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Funds’ Board of Directors (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price;

66	NUVEEN

securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Global Infrastructure	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Common Stocks	$221,137,892	$169,168,250	**	$—	$390,306,142
Real Estate Investment Trust Common Stocks	17,117,735	147,399	**	—	17,265,134
Investment Companies	3,272,487	—		—	3,272,487
Short-Term Investments:
Repurchase Agreements	—	11,816,594		—	11,816,594
Total	$241,528,114	$181,132,243		$—	$422,660,357

Real Asset Income
Long-Term Investments*:
Common Stocks	$135,261,042	$170,303,330	**	$—	$305,564,372
Real Estate Investment Trust Common Stocks	195,980,563	44,452,342	**	—	240,432,905
Convertible Preferred Securities	113,542,952	3,950,469	**	—	117,493,421
$25 Par (or similar) Retail Preferred	254,944,095	5,642,052	**	—	260,586,147
Corporate Bonds	—	185,849,381		—	185,849,381
$1,000 Par (or similar) Institutional Preferred	—	99,661,528		—	99,661,528
Investment Companies	21,140,008	—		—	21,140,008
Short-Term Investments:
Repurchase Agreements	—	20,501,806		—	20,501,806
Investments in Derivatives:
Futures Contracts***	(30,598)	—		—	(30,598)
Total	$720,838,062	$530,360,908		$—	$1,251,198,970

Real Estate Securities
Long-Term Investments*:
Common Stocks	$3,611,138	$—		$—	$3,611,138
Real Estate Investment Trust Common Stocks	4,442,351,338	—		—	4,442,351,338
Investments Purchased with Collateral from Securities Lending	1,268,350	—		—	1,268,350
Short-Term Investments:
Money Market Funds	35,899,963	—		—	35,899,963
Total	$4,483,130,789	$—		$—	$4,483,130,789
*	Refer to the Fund’s Portfolio of Investments for industry classifications, where applicable.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The table below presents the transfers in and out of the three valuation levels for the following Funds as of the end of the current fiscal period when compared to the valuation levels as of the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfer In	(Transfers Out)	Transfer In	(Transfers Out)	Transfer In	(Transfers Out)
Global Infrastructure
Common Stocks	$2,971,919	$(10,272)	$10,272	$(2,971,919)	$—	$—
Real Estate Investment Trust Common Stocks	1,786,493	—	—	(1,786,493)	—	—

NUVEEN	67

Notes to Financial Statements (continued)

	Level 1		Level 2		Level 3
	Transfer In	(Transfers Out)	Transfer In	(Transfers Out)	Transfer In	(Transfers Out)
Real Asset Income
Common Stocks	$2,533,096	$(13,857,294)	$13,857,294	$(2,533,096)	$—	$—
Real Estate Investment Trust Common Stocks	9,803,140	—	—	(9,803,140)	—	—
Convertible Preferred Securities	4,842,849	—	—	(4,842,849)	—	—
$25 Par (or similar) Retail Preferred	1,816,480	—	—	(1,816,480)	—	—

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of the pricing service for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the current fiscal period, the following Funds’ investments in non-U.S. securities were as follows:

Global Infrastructure	Value	% of Net Assets
Country:
Canada	$59,893,414	14.4%
Australia	43,663,095	10.5
Spain	31,026,390	7.5
France	21,379,154	5.1
China	13,608,854	3.3
Italy	13,155,707	3.2
New Zealand	10,876,563	2.6
United Kingdom	9,576,002	2.3
Japan	8,158,249	2.0
Singapore	8,133,735	2.0
Other	34,585,275	8.2
Total non-U.S. securities	$254,056,438	61.1%

68	NUVEEN

Real Asset Income	Value	% of Net Assets
Country:
Canada	$168,238,874	13.2%
Australia	64,309,203	5.1
United Kingdom	56,715,818	4.5
Singapore	44,593,763	3.5
Hong Kong	27,693,353	2.2
Spain	22,508,968	1.8
New Zealand	19,698,932	1.6
Mexico	18,949,290	1.5
France	13,112,134	1.0
Italy	13,001,191	1.0
Other	55,073,391	4.2
Total non-U.S. securities	$503,894,917	39.6%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets less liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Securities Lending

In order to generate additional income, Real Estate Securities may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also has the ability to recall the securities on loan at any time.

The Fund’s policy is to receive, at the inception of a loan, cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Payable for collateral from securities lending program” on the Statement of Assets and Liabilities. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities. The market value of the securities loaned is determined at the close of each business day in order to determine the adequacy of the collateral. If the value of the securities on loan increases such that the level of collateralization falls below 100%, additional collateral is received from the borrower on the next business day, which is recognized as “Due from broker” on the Statement of Assets and Liabilities.

Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. Generally, in the event the borrower defaults on its obligation to return the loaned securities, the Fund has the right to use the collateral to acquire identical securities. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a loss to the Fund. Under the Fund’s securities lending agreement, however, the securities lending agent has indemnified the Fund against losses resulting from borrower default, except to the extent that those losses result from a decrease in the value of the collateral due to its investment by the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

The Fund’s custodian, U.S. Bank National Association, serves as its securities lending agent. The Fund pays the custodian a fee based on its proportional share of the custodian’s expense of operating its securities lending program. Income earned from the securities lending program is paid to the Fund, net of any fees paid. Income from securities lending, net of fees paid, is recognized as “Securities lending income, net” on the Statement of Operations.

NUVEEN	69

Notes to Financial Statements (continued)

The following table presents the securities out on loan for the Fund, if any, and the collateral delivered related to those securities as of the end of the reporting period.

Fund	Asset Class out on Loan	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Real Estate Securities	Real Estate Investment Trust Common Stocks	$1,257,226	$(1,257,226)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund’s Portfolio of Investments for details on the securities out on loan.

Securities lending fees paid by the Fund during the current fiscal period were as follows:

Real Estate Securities
Securities lending fees paid	$47,056

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Global Infrastructure	Fixed Income Clearing Corporation	$11,816,594	$(11,816,594)	$—
Real Asset Income	Fixed Income Clearing Corporation	20,501,806	(20,501,806)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investment in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, Real Asset Income shorted short-term U.S. Treasury futures contracts to hedge against potential increases in interest rates.

70	NUVEEN

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Real Asset Income
Average notional amount of futures contracts outstanding*	$13,882,222
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Real Asset Income
Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$(30,598)
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Real Asset Income	Interest rate	Futures contracts	$298,789	$(60,312)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

NUVEEN	71

Notes to Financial Statements (continued)

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 12/31/16		Year Ended 12/31/15
Global Infrastructure(1)	Shares	Amount	Shares	Amount
Shares sold:
Class A	5,155,964	$53,254,715	11,381,988	$121,955,119
Class C	431,228	4,433,218	344,437	3,639,411
Class R3	17,972	190,472	45,632	502,702
Class R6	63,010	692,820	—	—
Class R6 – exchanges	737,190	8,153,326	—	—
Class I	9,489,551	99,366,457	8,805,918	93,374,990
Shares issued to shareholders due to reinvestment of distributions:
Class A	478,158	4,691,873	872,940	8,576,645
Class C	156,986	1,524,848	47,564	463,434
Class R3	5,247	52,277	1,720	17,151
Class R6	66,042	648,301	—	—
Class I	1,431,270	14,042,584	594,217	5,831,766
	18,032,618	187,050,891	22,094,416	234,361,218
Shares redeemed:
Class A	(27,863,798)	(302,916,501)	(7,686,739)	(80,679,300)
Class C	(515,142)	(5,339,444)	(406,289)	(4,237,762)
Class R3	(10,394)	(106,013)	(22,478)	(232,692)
Class R6	(76,207)	(786,663)	—	—
Class I	(10,598,022)	(109,469,176)	—	—
Class I – exchanges	(737,190)	(8,153,326)	(11,271,460)	(116,822,070)
	(39,800,753)	(426,771,123)	(19,386,966)	(201,971,824)
Net increase (decrease)	(21,768,135)	$(239,720,232)	2,707,450	$32,389,394
(1)	Class R6 Shares were established on June 30, 2016.

	Year Ended 12/31/16		Year Ended 12/31/15
Real Asset Income(1)	Shares	Amount	Shares	Amount
Shares sold:
Class A	5,722,635	$131,943,277	5,272,222	$123,886,629
Class C	3,404,677	78,698,371	3,878,785	91,353,945
Class R6	57,875	1,386,452	—	—
Class R6 – exchanges	309,038	7,259,298	—	—
Class I	19,534,116	449,670,539	19,037,472	446,842,749
Shares issued to shareholders due to reinvestment of distributions:
Class A	421,921	9,670,648	328,376	7,551,536
Class C	272,050	6,235,373	195,526	4,479,582
Class R6	7,292	170,784	—	—
Class I	1,459,527	33,439,092	1,154,504	26,504,177
	31,189,131	718,473,834	29,866,885	700,618,618
Shares redeemed:
Class A	(3,204,943)	(72,928,829)	(3,086,962)	(71,146,379)
Class C	(1,559,908)	(35,306,965)	(937,896)	(21,301,185)
Class R6	(57,169)	(1,323,524)	—	—
Class I	(8,869,246)	(199,969,572)	—	—
Class I – exchanges	(309,038)	(7,259,298)	(9,353,174)	(212,143,589)
	(14,000,304)	(316,788,188)	(13,378,032)	(304,591,153)
Net increase (decrease)	17,188,827	$401,685,646	16,488,853	$396,027,465
(1)	Class R6 Shares were established on June 30, 2016.

72	NUVEEN

	Year Ended 12/31/16		Year Ended 12/31/15
Real Estate Securities	Shares	Amount	Shares	Amount
Shares sold:
Class A	9,533,474	$221,454,825	8,620,827	$204,358,264
Class C	624,914	14,236,446	831,972	19,368,102
Class R3	613,783	14,541,084	733,362	17,824,626
Class R6	6,161,037	146,404,137	4,926,904	118,108,108
Class I	40,145,493	951,752,338	37,828,506	913,213,184
Shares issued to shareholders due to reinvestment of distributions:
Class A	3,097,541	68,654,893	2,392,067	53,613,825
Class C	293,827	6,304,093	217,152	4,733,847
Class R3	237,765	5,344,337	195,095	4,434,742
Class R6	1,265,776	28,604,859	732,046	16,721,757
Class I	12,121,452	272,904,489	9,465,568	215,255,484
	74,095,062	1,730,201,501	65,943,499	1,567,631,939
Shares redeemed:
Class A	(11,857,315)	(274,875,688)	(12,128,454)	(284,548,904)
Class C	(939,880)	(21,183,306)	(742,706)	(16,958,483)
Class R3	(928,528)	(21,724,631)	(1,273,580)	(30,252,586)
Class R6	(4,598,599)	(108,573,282)	(4,983,264)	(119,883,685)
Class I	(53,476,339)	(1,248,270,660)	(57,178,857)	(1,357,879,708)
	(71,800,661)	(1,674,627,567)	(76,306,861)	(1,809,523,366)
Net increase (decrease)	2,294,401	$55,573,934	(10,363,362)	$(241,891,427)

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding investments purchased with collateral from securities lending and derivative transactions, where applicable) during the current fiscal period were as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Purchases	$795,024,376	$1,260,172,987	$6,546,720,866
Sales and maturities	1,057,852,551	877,618,661	6,830,411,157

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of December 31, 2016, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Cost of investments	$388,648,849	$1,263,574,964	$3,528,242,186
Gross unrealized:
Appreciation	$60,263,418	$39,786,098	$1,079,396,422
Depreciation	(26,251,910)	(52,131,494)	(125,776,169)
Net unrealized appreciation (depreciation) of investments	$34,011,508	$(12,345,396)	$953,620,253

NUVEEN	73

Notes to Financial Statements (continued)

Permanent differences, primarily due to the federal taxes paid, REIT adjustments, foreign currency transactions, tax equalization, premium amortization adjustments, investments in passive foreign investment companies and complex securities character adjustments, resulted in reclassifications among the Funds’ components of net assets as of December 31, 2016, the Funds’ tax year end, as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Capital paid-in	$1,113,304	$(705,845)	$33,054,787
Undistributed (Over-distribution of) net investment income	(167,682)	(969,581)	1,545,721
Accumulated net realized gain (loss)	(945,622)	1,675,426	(34,600,508)

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2016, the Funds’ tax year end, were as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Undistributed net ordinary income[1]	$—	$—	$26,067,166
Undistributed net long-term capital gains	—	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended December 31, 2016 and December 31, 2015, was designated for purposes of the dividends paid deduction as follows:

2016	Global Infrastructure	Real Asset Income	Real Estate Securities
Distributions from net ordinary income[1]	$29,202,773	$50,034,036	$173,750,038
Distributions from net long-term capital gains	4,254,787	—	317,280,471
Return of capital	—	3,043,227	—

2015	Global Infrastructure	Real Asset Income	Real Estate Securities
Distributions from net ordinary income[1]	$15,816,112	$37,144,462	$138,807,910
Distributions from net long-term capital gains	4,225,763	451,293	245,536,755
Return of capital	—	3,498,940	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

As of December 31, 2016, the Funds’ tax year end, the following Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Real Asset Income
Capital losses to be carried forward – not subject to expiration	$28,021,803

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Funds have elected to defer losses as follows:

	Global Infrastructure	Real Asset Income
Post-October capital losses[2]	$789,128	$—
Late-year ordinary losses[3]	214,264	1,470,200
[2]	Capital losses incurred from November 1, 2016 through December 31, 2016 the Funds’ tax year end.
[3]	Specified losses incurred from November 1, 2016 through December 31, 2016.

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

74	NUVEEN

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Global Infrastructure	Real Asset Income	Real Estate Securities
For the first $125 million	0.7500%	0.6000%	0.7000%
For the next $125 million	0.7375	0.5875	0.6875
For the next $250 million	0.7250	0.5750	0.6750
For the next $500 million	0.7125	0.5625	0.6625
For the next $1 billion	0.7000	0.5500	0.6500
For net assets over $2 billion	0.6750	0.5250	0.6250

The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and (except for Real Asset Income) making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of December 31, 2016, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
Global Infrastructure	0.1753%
Real Asset Income	0.1625
Real Estate Securities	0.1815

The Adviser has agreed to waive fees and/or reimburse expenses of Global Infrastructure and Real Asset Income through September 30, 2017 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% and 0.95% of the average daily net assets of any class of Fund shares, respectively. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expense for the Class R6 shares will be less than the expense limitation.

Other Transactions with Affiliates

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors that enable directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Sales charges collected (Unaudited)	$226,764	$1,571,505	$223,017
Paid to financial intermediaries (Unaudited)	198,451	1,388,372	198,298

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

NUVEEN	75

Notes to Financial Statements (continued)

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Commission advances (Unaudited)	$50,514	$805,898	$136,223

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on C Shares during the first year following a purchase were retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
12b-1 fees retained (Unaudited)	$22,765	$508,664	$978,973

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
CDSC retained (Unaudited)	$—	$39,993	$7,489

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2017 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

76	NUVEEN

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker Drive

Chicago, IL 60606

Custodians

State Street Bank & Trust
Company

One Lincoln Street

Boston, MA 02111

U.S. Bank National Association*

1555 North RiverCenter Drive Suite 302

Milwaukee, WI 53202

		Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

* For Nuveen Real Estate Securities Fund.

Long-Term Capital Gain Distributions: The Funds hereby designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2016:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Long-term capital gain distributions	$5,379,735	$ —	$332,311,382

Distribution Information: Each Fund hereby designates its percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	Global Infrastructure	Real Asset Income	Real Estate Securities
% QDI	52.8%	26.5%	0%
% DRD	16.9%	7.3%	0%

Foreign Taxes: Global Infrastructure paid qualifying foreign taxes of $1,204,402 and earned $11,700,628 of foreign source income during the fiscal year ended December 31, 2016. Pursuant to Section 853 of the Internal Revenue Code, the Fund hereby designates $0.03 per share as foreign taxes paid and $0.27 per share as income earned from foreign sources for the calendar year ended December 31, 2016. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after the calendar year end.

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FlNRA.org.

NUVEEN	77

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Beta: A measure of the volatility of a portfolio relative to the overall market. A beta less than 1.0 indicates lower risk than the market; a beta greater than 1.0 indicates higher risk than the market.

Bloomberg Barclays U.S. Corporate High Yield Bond Index: An index that covers the universe of fixed-rate, non-investment-grade corporate debt of issuers in non-emerging market countries. Eurobonds and debt issues from countries designated as emerging markets are excluded. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Global Flexible Portfolio Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Flexible Portfolio Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Real Estate Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Real Estate Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Global Infrastructure Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Infrastructure Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

MSCI (Morgan Stanley Capital International) All Country World Index (ACWI): A free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Emerging Markets Index: The MSCI (Morgan Stanley Capital International) Emerging Markets Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI U.S. REIT Index: An unmanaged index that tracks the performance of real estate investment trusts (REITs). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

78	NUVEEN

Real Asset Income Blend: A five index blend comprised of weightings approximating the Fund’s proposed portfolio. The Fund’s proposed portfolio may differ significantly from the blended portfolio and actual returns may be substantially lower. Benchmark returns do not include the effects of any sales charges or management fees.

Weighting Percentage	Index	Definition
28%	S&P Global Infrastructure Index	An unmanaged index comprised of 75 of the largest publicly listed infrastructure companies that meet specific investability requirements.
21%	Financial Times Stock Exchange - European Public Real Estate Association/National Association of Real Estate Investments Trust (FTSE EPRA/NAREIT) Developed Index	An index designed to track the performance of listed real estate companies and REITs worldwide.
18%	Wells Fargo Hybrid & Preferred Securities REIT Index	An Index designed to track the performance of preferred securities issued in the U.S. market by real estate investment trusts (REITs). The index is composed exclusively of preferred shares and depositary shares.
18%	Bloomberg Barclays U.S. Corporate High Yield Bond Index	An index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.
15%	Bloomberg Barclays Global Capital Securities Index	An index that tracks fixed-rate, investment grade capital securities denominated in USD, EUR and GBP.

Russell 2000® Index: A market-weighted index published by the Frank Russell Company measuring the performance of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® is made up of 3,000 of the largest U.S. stocks and represents approximately 98% of the U.S. equity market. The Russell 2000® serves as a benchmark for small-cap stocks in the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell Midcap® Index: A market-weighted index measuring the performance of the mid-cap segment of the equity market which includes the smallest 800 securities within the Russell 1000® Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Global Infrastructure Index: An index that provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. To create diversified exposure across the global listed infrastructure market, the index has balanced weights across three distinct infrastructure clusters: utilities, transportation, and energy. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

NUVEEN	79

Directors

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Directors of the Funds. The number of directors of the Funds is set at twelve, effective July 1, 2016. None of the directors who are not “interested” persons of the Funds (referred to herein as “independent directors”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the directors and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director

Independent Director:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Director	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	182
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Director	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, The Gazette Company; Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	182
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Director	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	182
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Director	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).	182

80	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Albin F. Moschner(2) 1952 333 W. Wacker Drive Chicago, IL 60606	Director	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).	182
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Director	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	182
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Director	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	182
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Director	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	182
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Director	2008	Co-Founding Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	182

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Directors and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Director	2016	Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	182

Interested Directors:
William Adams IV(3) 1955 333 W. Wacker Drive Chicago, IL 60606	Director	2013	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President, Global Structured Products (2010-2016), prior thereto, Executive Vice President, U.S. Structured Products (1999-2010) of Nuveen Investments, Inc.; Executive Vice President (since February 2017) of Nuveen, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); Co-President, Global Products and Solutions (since January 2017), formerly, Co-Chief Executive Officer (2016-2017), formerly, Senior Executive Vice President of Nuveen Securities, LLC; President (since 2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	182
Margo L. Cook(2)(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Director	2016	Co-Chief Executive Officer and Co-President (since March 2016), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since February 2017) of Nuveen, LLC; Co-President, Global Products and Solutions (since January 2017), formerly, Co-Chief Executive Officer (2015-2016), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Co-President (since October 2016), formerly, Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011- 2016); Chartered Financial Analyst.	182

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Greg A. Bottjer 1971 333 West Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since October 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	101
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen	183
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	183

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Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Chartered Financial Analyst.	183
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.	183
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of and Nuveen Securities, LLC.	183
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017),, Secretary (since 2016) and General Counsel (since 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Senior Managing Director (since January 2017), formerly, Executive Vice President (2016-2017), formerly, Managing Director (2008-2016), and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017), and Secretary (since 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016), and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017) and Secretary (since 2016), formerly, Managing Director, Assistant Secretary (2011-2016), and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Senior Managing Director (since February 2017), formerly, Executive Vice President (2016-2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Vice President (since 2010) and Secretary (since 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.	183
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	183
Christopher M. Rohrbacher 1971 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Managing Director (since January 2017) of Nuveen Securities, LLC; Managing Director (since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	183
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	183

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Directors and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010);; Chartered Financial Analyst.	183

(1)	Directors serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board Members, effective July 1, 2016.
(3)	“Interested persons” of the Trust, as defined in the 1940 Act, by reason of their positions with Nuveen and certain of its subsidiaries.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

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Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Directors of each Fund (the “Board,” and each Director a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Following an initial term with respect to each Fund upon its commencement of operations, the Board reviews the Investment Management Agreement and the Sub-Advisory Agreement on behalf of such Fund and votes to determine whether the respective Advisory Agreement should be renewed. Accordingly, at an in-person meeting held on May 24-26, 2016 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

During the year, the Board and its Committees met regularly to receive materials and discuss a variety of topics impacting the Funds including, among other things, overall market conditions and market performance, Fund investment performance, brokerage execution, valuation of securities, Rule 12b-1 plans and payments, sub-transfer agency and other payments to financial intermediaries, compliance matters, securities lending, risk management and ongoing initiatives. The Board had established several standing Committees, including the Open-end Fund Committee and Closed-end Fund Committee which permit the Board Members to delve further into the topics particularly relevant to the respective product line and enhance the Board’s effectiveness and oversight of the Funds. The Board also seeks to meet with the Sub-Adviser and its investment team at least once over a multiple year rotation through site visits. The information and knowledge the Board gained throughout the year from the Board and Committee meetings, site visits and the related materials were relevant to the Board’s evaluation of the Advisory Agreements, and the Board took such information into account in its review of the Advisory Agreements.

In addition to the materials received throughout the year, the Board received additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including a description of the services provided by the Adviser and the Sub-Adviser (each, a “Fund Adviser”); a review of fund performance with a detailed focus on any performance outliers; an analysis of the investment teams; an analysis of the fees and expense ratios of the Funds, including information comparing such fees and expenses to that of peer groups; an assessment of shareholder services for the Funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters.

As part of its annual review, the Board held a separate meeting on April 12-13, 2016 to review the Funds’ investment performance and consider an analysis by the Adviser of the Sub-Adviser examining, among other things, the team’s assets under management, investment performance, investment approach, and the stability and structure of the Sub-Adviser’s organization and investment team. During the review, the Independent Board Members requested and received additional information from management. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel. The Independent Board Members met separately with independent legal counsel without management present and received a memorandum from such counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Independent Board Members’ review of the Advisory Agreements reflected an ongoing process that incorporated the information and considerations that occurred over the years, including the most recent year, as well as the information specifically furnished for the renewal process. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as controlling, but rather the decision reflected the comprehensive consideration of all the information presented. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the initiatives undertaken during the past year by the Adviser. The Board recognized the comprehensive set of services the Adviser provided to manage and operate the Nuveen funds, including (a) product management (such as setting dividends, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment services (such as overseeing sub-advisers and other service providers; analyzing investment performance and risks; overseeing risk management and disclosure; developing and interpreting investment policies; assisting in the development of products; helping to prepare financial statements and marketing disclosures; and overseeing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters; and helping to prepare regulatory filings and shareholder reports); (d) fund Board administration (such as preparing Board materials and organizing and providing assistance

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

for Board meetings); (e) compliance (such as helping to devise and maintain the funds’ compliance program and related testing); and (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities).

The Board reviewed the continued investment the Adviser had made in its business to continue to strengthen the breadth and quality of its services to the benefit of the Nuveen funds. The Board noted the Adviser’s additional staffing in key areas that support the funds and the Board, including in investment services, operations, fund governance, compliance, fund administration, product management, retail distribution and information technology. Among the enhancements to its services, the Board recognized the Adviser’s (a) expanded activities and support required as a result of regulatory developments, including in areas of compliance and reporting; (b) increased support for dividend management; (c) continued investment in its technical capabilities as the Adviser continued to build out a centralized fund data platform, enhance mobility and remote access capabilities, rationalize and upgrade software platforms, and automate certain regulatory liquidity determinations; (d) continued efforts to rationalize the product line through mergers, liquidations and re-positioning of the Nuveen funds with the goal of increasing efficiencies, reducing costs, improving performance and addressing shareholder needs; (e) continued efforts to develop new lines of business designed to enhance the Nuveen product line and meet investor demands; and (f) continued commitment to enhance risk oversight, including the formation of the operational risk group to provide operational risk assessment, the access to platforms which provide better risk reporting to support investment teams, and the development of a new team to initially review new products and major product initiatives. The Board also recognized the Adviser’s efforts to renegotiate certain fees of other service providers which culminated in reduced expenses for all funds for custody and accounting services without diminishing the breadth and quality of the services provided. The Board considered the Chief Compliance Officer’s report regarding the Adviser’s compliance program, the Adviser’s continued development, execution and management of its compliance program, and the additions to the compliance team to support the continued growth of the Nuveen fund family and address regulatory developments.

The Board also considered information highlighting the various initiatives that the Adviser had implemented or continued during the year to enhance or support the open-end fund product line. The Board noted the Adviser’s continued initiatives (a) to develop and offer new outcome-oriented funds; (b) to refine the reports to the Board, including enhanced reporting regarding payments to intermediaries, as well as provide presentations to the Board to keep it apprised of various topics that are relevant to the open-end fund product line (such as marketing initiatives, portfolio analytics and sales results); (c) to modify the contingent deferred sales load structure for Class A shares to be more competitive with peers; (d) to launch a new share class to attract institutional clients; and (e) to change portfolio managers on various funds. The Board recognized that initiatives that attract assets to the Nuveen family of funds benefited the funds as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide arrangement which generally would provide that the management fees of the funds (subject to limited exceptions) are reduced as asset levels for the complex increase. The Board also considered the Adviser’s review of the pricing on its entire open-end fund line which resulted in either a reduction in the contractual management fee, a reduction in a temporary expense cap or a combination thereof for numerous funds in the complex helping to better position such funds for future growth.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. The Board noted that the Adviser recommended the renewal of each Sub-Advisory Agreement.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board considered the long-term and short-term performance history of the Nuveen funds. As noted above, the Board reviewed fund performance at its quarterly meetings throughout the year and took into account the information derived from the discussions with representatives of the Adviser about fund performance at these meetings. The Board also considered the Adviser’s analysis of fund performance with particular focus on any performance outliers and the factors contributing to such performance and any steps the investment team had taken to address performance concerns. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2015 (or for such shorter periods available for Nuveen Real Asset Income Fund (the “Real Asset Fund”), which did not exist for part of the foregoing time frame, as well as performance information reflecting the first quarter of 2016.

In evaluating performance information, the Board recognized the following factors may impact the performance data as well as the consideration to be given to particular performance data:

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

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•	Shareholders evaluate performance based on their own holding period which may differ from the performance period reviewed by the Board, leading to different performance results.

•	Open-end funds offered multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized the difficulty in establishing appropriate peer groups and benchmarks for certain funds, including the Real Asset Fund. The Board noted that management classified the Performance Peer Groups as low, medium and high in relevancy and took the relevancy of the Performance Peer Group into account when considering the comparative performance data. If the Performance Peer Group differed somewhat from a fund, the Board recognized that the comparative performance data may be of limited value. The Board also recognized that each fund operated pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark and that these variations lead to differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board was aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser and the applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

For Nuveen Global Infrastructure Fund (the “Infrastructure Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the second quartile in the five-year period and the first quartile in the one- and three-year periods and outperformed its benchmark in the one-, three- and five-year periods. The Board determined that the Fund’s performance had been favorable.

For the Real Asset Fund, the Board noted that the Fund ranked in its Performance Peer Group in the first quartile in the three-year period and second quartile in the one-year period. Although the Fund underperformed its blended benchmark in the one-year period, the Fund outperformed its recognized benchmark and blended benchmark in the three-year period and its recognized benchmark in the one-year period. The Board determined that the Fund’s performance had been satisfactory.

For Nuveen Real Estate Securities Fund (the “Real Estate Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the second quartile in the one-, three- and five-year periods and, although the Fund underperformed its benchmark in the three- and five-year periods, the Fund outperformed its benchmark in the one-year period. The Board determined that the Fund’s performance had been favorable.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed, among other things, the gross and net management fees and net total expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and also in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group.

In their evaluation of the management fee schedule, the Independent Board Members considered the fund-level and complex-wide breakpoint schedules, as described in further detail below. The Independent Board Members also took into account any fee waivers and/or expense reimbursements provided by Nuveen. In this regard, as noted above, the Board considered that management recently completed a review of the pricing of its open-end funds which resulted in the reduction of management fees and/or expense caps of various open-end funds. The Independent Board Members considered that the foregoing changes were estimated to result in significant savings to such funds either through a reduction in advisory fees paid or an increase in the fee waivers absorbed by Nuveen.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in services provided can impact the usefulness of the comparative data in helping to assess the appropriateness of a fund’s fees and expenses. In addition, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers, the Board generally considered the fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Board reviewed the net expense ratio in recognition that the net expense ratio generally best represented the net experience of the shareholders of a fund as it directly reflected the costs of investing in the respective fund. The Board noted that the majority of

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

the Nuveen funds had a net expense ratio near or below the average of the respective peers. For funds with a net expense ratio of 6 basis points or higher than their respective peer average, the Independent Board Members reviewed the reasons for the outlier status and were satisfied with the explanation for the difference or with any steps taken to address the difference.

The Board noted that the Infrastructure Fund had a net management fee and a net expense ratio below the respective peer average, and the Real Asset Fund and the Real Estate Fund each had a net management fee slightly higher than its peer average but a net expense ratio in line with its peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the fee rates for other types of clients advised or sub-advised by the respective Fund Adviser. For the Adviser and/or its affiliated sub-advisers, such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that each Fund had an affiliated sub-adviser. With respect to affiliated sub-advisers, including the Sub-Adviser, the Board reviewed, among other things, the range of advisory fee rates and average fee rate assessed for the different types of clients. The Board reviewed information regarding the different types of services provided to the Funds compared to that provided to these other clients which typically did not require the same breadth of day-to-day services required for registered funds. The Board further considered information regarding the differences in, among other things, the distribution systems, investment policies, investor profiles, and account sizes between the Nuveen funds and the other types of clients. In addition, the Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may also vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and funds.

The Board also was aware that, since the Funds had a sub-adviser, each Fund’s management fee reflected two components, the fee retained by the Adviser for its services and the fee the Adviser paid to the Sub-Adviser. The Board noted that many of the administrative services provided to support the Funds by the Adviser may not be required to the same extent or at all for the institutional clients or other clients. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members concluded such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities on an absolute basis and in comparison to other investment advisers. The Independent Board Members reviewed, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2015. The Independent Board Members also noted that the sub-advisory fees for the Funds are paid by the Adviser, however, the Board recognized that the Sub-Adviser is affiliated with Nuveen. In their review, the Independent Board Members recognized that profitability data is rather subjective as various allocation methodologies may be reasonable to employ but yet yield different results. The Board also reviewed the results of certain alternative methodologies. The Board considered the allocation methodology employed to prepare the profitability data as well as a summary of the refinements to the methodology that had been adopted over the years which may limit some of the comparability of Nuveen’s revenue margins over time. Two Independent Board Members also served as point persons for the Board throughout the year to review and discuss the methodology employed to develop the profitability analysis and any proposed changes thereto and to keep the Board apprised of such changes during the year. In reviewing the profitability data, the Independent Board Members noted that Nuveen’s operating margin as well as its margins for its advisory activities to the Nuveen funds for 2015 were consistent with such margins for 2014.

The Board also considered Nuveen’s adjusted operating margins compared to that of other comparable investment advisers (based on asset size and composition) with publicly available data. The Independent Board Members recognized, however, the limitations of the comparative data as the other advisers may have a different business mix, employ different allocation methodologies, have different capital structure and costs, may not be representative of the industry or other factors that limit the comparability of the profitability information. Nevertheless, the Independent Board Members noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

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Further, as the Adviser is a wholly-owned subsidiary of Nuveen which in turn is an operating division of TIAA Global Asset Management, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA-CREF”), the Board reviewed a balance sheet for TIAA-CREF reflecting its assets, liabilities and capital and contingency reserves for the last two calendar years to have a better understanding of the financial stability and strength of the TIAA-CREF complex, together with Nuveen.

Based on the information provided, the Independent Board Members noted that the Adviser appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds.

With respect to the Sub-Adviser, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2015. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2015.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s levels of profitability were reasonable in light of the respective services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds, and the Independent Board Members considered the extent to which these economies are shared with the funds and their shareholders. Although the Independent Board Members recognized that economies of scale are difficult to measure with precision, the Board noted that there were several acceptable means to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waiver and expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the funds. With respect to breakpoints, the Independent Board Members noted that subject to certain exceptions, the funds in the Nuveen complex, including the Funds, pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component. The fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds in the Nuveen complex combined grow. The complex-wide fee arrangement was designed to capture economies of scale achieved when total fund complex assets increase, even if the assets of a particular fund are unchanged or decrease. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds should benefit if these costs were spread over a larger asset base.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from expense caps (as applicable), fund-level breakpoints and complex-wide fee reductions for the 2015 calendar year for the funds. In this regard, the Independent Board Members noted that additional economies of scale were shared with shareholders of the Infrastructure Fund and the Real Asset Fund through their temporary expense caps.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the Nuveen funds. The Independent Board Members noted, among other things, the additions to groups who play a key role in supporting the funds including in fund administration, operations, fund governance, investment services, compliance, product management, retail distribution and technology. The Independent Board Members also recognized the investments in systems necessary to manage the funds including in areas of risk oversight, information technology and compliance.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other additional benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Funds, including compensation paid to affiliates and research received in connection with brokerage transactions (i.e., soft dollar arrangements). In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Funds’ principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received through soft-dollar arrangements. The Board noted, however, that with respect to transactions in fixed

NUVEEN	89

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that any such research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

90	NUVEEN

Notes

NUVEEN	91

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them, providing access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages $236 billion in assets as of December 31, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Securities offered through Nuveen Securities, LLC, Member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com/mf

MAN-FREGIF-1216D        23203-INV-Y-03/18

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Fiscal Year Ended December 31, 2016	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Global Infrastructure Fund	44,293	0	28,036	0
Nuveen Real Estate Securities Fund	61,920	0	5,842	0
Nuveen Real Asset Income Fund	45,284	0	5,842	0

Total	$151,497	$0	$39,720	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Global Infrastructure Fund	0%	0%	0%	0%
Nuveen Real Estate Securities Fund	0%	0%	0%	0%
Nuveen Real Asset Income Fund	0%	0%	0%	0%

December 31, 2015	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Global Infrastructure Fund	43,109	0	15,563	0
Nuveen Real Estate Securities Fund	62,136	0	3,712	0
Nuveen Real Asset Income Fund	43,198	0	3,295	0

Total	$148,443	$0	$22,570	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Global Infrastructure Fund	0%	0%	0%	0%
Nuveen Real Estate Securities Fund	0%	0%	0%	0%
Nuveen Real Asset Income Fund	0%	0%	0%	0%

Fiscal Year Ended December 31, 2016	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended December 31, 2015	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended December 31, 2016	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Global Infrastructure Fund	28,036	0	0	28,036
Nuveen Real Estate Securities Fund	5,842	0	0	5,842
Nuveen Real Asset Income Fund	5,842	0	0	5,842

Total	$39,720	$0	$0	$39,720

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended December 31, 2015	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Global Infrastructure Fund	15,563	0	0	15,563
Nuveen Real Estate Securities Fund	3,712	0	0	3,712
Nuveen Real Asset Income Fund	3,295	0	0	3,295

Total	$22,570	$0	$0	$22,570

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By (Signature and Title)	/s/ Kathleen L. Prudhomme
Kathleen L. Prudhomme
Vice President and Secretary

Date: March 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer
Chief Administrative Officer
(principal executive officer)

Date: March 9, 2017

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 9, 2017